UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10221

AB TRUST

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2015

Date of reporting period: November 30, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

NOV    11.30.15

ANNUAL REPORT

AB DISCOVERY VALUE FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

January 12, 2016

Annual Report

This report provides management’s discussion of fund performance for AB Discovery Value Fund (the “Fund”) for the annual reporting period ended November 30, 2015. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein Discovery Value Fund to AB Discovery Value Fund.

Investment Objectives and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization US companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index. Because the Fund’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 2500 Value Index, in addition to the broad small/mid-cap universe, as measured by the Russell 2500 Index, for the six- and 12-month periods ended November 30, 2015.

During the 12-month period, all share classes outperformed the benchmark, excluding Class C shares, before sales charges. Security selection, particularly in the financials, technology and materials sectors, contributed to relative performance. A combination of weaker stock selection, an overweight position in the consumer discretionary sector and an underweight position in the financials sector detracted. During the six-month period, most share classes underperformed the benchmark, excluding Advisor Class, Class I and Class Z shares, before sales charges. Stock selection in the consumer discretionary sector and an underweight in the financials sector detracted. Security selection contributed to performance as the Fund’s financials, technology and consumer staples holdings outperformed.

AB DISCOVERY VALUE FUND •	1

The Fund did not utilize derivatives during either period.

Market Review and Investment Strategy

US equity markets were turbulent over the six- and 12-month periods. Markets fluctuated worldwide as rekindled fears of patchy global growth, concerns about China and the constant watch for an interest rate hike in the US kept investors on edge. Volatility escalated sharply and stock correlations jumped. The VIX (the Chicago Board Options Exchange Volatility Index), a gauge of US equity-market volatility, spiked 135% in August, a record monthly increase. In the down market of six-month period, large-cap stocks significantly outperformed their small-cap peers but small-cap value stocks outperformed small-cap growth stocks. Over the 12-month period, large- and small-cap returns were more equivalent, and small-cap growth stocks significantly outperformed small-cap value stocks.

The current economic climate has allowed the Discovery Value Senior Investment Management Team (the “Team”) to invest opportunistically in what it considers to be undervalued companies with solid fundamentals, without sacrificing the Fund’s deep value discipline. The Fund’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company level catalysts.

2	• AB DISCOVERY VALUE FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 2500™ Value Index and the Russell 2500™ Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index represents the performance of 2,500 small- to mid-cap value companies within the US; the Russell 2500 Index represents the performance of 2,500 small- to mid-cap companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. AllianceBernstein L.P. (the “Adviser”) will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1%, 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB DISCOVERY VALUE FUND •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Discovery Value Fund
Class A	-3.72%	0.87%

Class B*	-3.78%	0.78%

Class C	-4.07%	0.19%

Advisor Class†	-3.55%	1.21%

Class R†	-3.89%	0.56%

Class K†	-3.72%	0.87%

Class I†	-3.55%	1.21%

Class Z†	-3.51%	1.30%

Russell 2500 Value Index	-3.64%	0.48%

Russell 2500 Index	-4.09%	2.60%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• AB DISCOVERY VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

11/30/05 TO 11/30/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Discovery Value Fund Class A shares (from 11/30/05 to 11/30/15) as compared to the performance of the Fund’s benchmark and the Russell 2500 Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

AB DISCOVERY VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)
Class A Shares
1 Year	0.87%	-3.43%
5 Years	11.61%	10.64%
10 Years	8.29%	7.82%

Class B Shares
1 Year	0.78%	-2.72%
5 Years	11.51%	11.51%
10 Years(a)	8.08%	8.08%

Class C Shares
1 Year	0.19%	-0.68%
5 Years	10.82%	10.82%
10 Years	7.53%	7.53%

Advisor Class Shares*
1 Year	1.21%	1.21%
5 Years	11.95%	11.95%
10 Years	8.62%	8.62%

Class R Shares*
1 Year	0.56%	0.56%
5 Years	11.29%	11.29%
10 Years	8.03%	8.03%

Class K Shares*
1 Year	0.87%	0.87%
5 Years	11.62%	11.62%
10 Years	8.31%	8.31%

Class I Shares*
1 Year	1.21%	1.21%
5 Years	11.98%	11.98%
10 Years	8.63%	8.63%

Class Z Shares*
1 Year	1.30%	1.30%
Since Inception†	7.85%	7.85%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.21%, 1.92%, 1.91%, 0.91%, 1.54%, 1.23%, 0.89% and 0.81% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class Z shares is listed below.

†	Inception date: 10/15/2013.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

6	• AB DISCOVERY VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-9.89%
5 Years	7.75%
10 Years	7.09%

Class B Shares
1 Year	-9.53%
5 Years	8.59%
10 Years(a)	7.36%

Class C Shares
1 Year	-7.41%
5 Years	7.93%
10 Years	6.80%

Advisor Class Shares*
1 Year	-5.57%
5 Years	9.02%
10 Years	7.88%

Class R Shares*
1 Year	-6.20%
5 Years	8.37%
10 Years	7.29%

Class K Shares*
1 Year	-5.92%
5 Years	8.68%
10 Years	7.57%

Class I Shares*
1 Year	-5.59%
5 Years	9.03%
10 Years	7.88%

Class Z Shares*
1 Year	-5.51%
Since Inception†	4.84%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class Z shares is listed below.

†	Inception dates: 10/15/2013.

See Disclosures, Risks and Note about Historical Performance on page 3.

AB DISCOVERY VALUE FUND •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$962.80	$5.86	1.19%
Hypothetical**	$1,000	$1,019.10	$6.02	1.19%
Class B
Actual	$1,000	$962.20	$6.15	1.25%
Hypothetical**	$1,000	$1,018.80	$6.33	1.25%
Class C
Actual	$1,000	$959.30	$9.28	1.89%
Hypothetical**	$1,000	$1,015.59	$9.55	1.89%
Advisor Class
Actual	$1,000	$964.50	$4.38	0.89%
Hypothetical**	$1,000	$1,020.61	$4.51	0.89%
Class R
Actual	$1,000	$961.10	$7.52	1.53%
Hypothetical**	$1,000	$1,017.40	$7.74	1.53%
Class K
Actual	$1,000	$962.80	$6.00	1.22%
Hypothetical**	$1,000	$1,018.95	$6.17	1.22%
Class I
Actual	$1,000	$964.50	$4.24	0.86%
Hypothetical**	$1,000	$1,020.76	$4.36	0.86%
Class Z
Actual	$1,000	$964.90	$3.94	0.80%
Hypothetical**	$1,000	$1,021.06	$4.05	0.80%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

8	• AB DISCOVERY VALUE FUND

Expense Example

PORTFOLIO SUMMARY

November 30, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,441.4

TEN LARGEST HOLDINGS†

November 30, 2015 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Ingredion, Inc.	$40,970,620	1.7%
Fairchild Semiconductor International, Inc.	40,786,232	1.7
Huntington Bancshares, Inc./OH	37,726,669	1.5
Vishay Intertechnology, Inc.	37,559,443	1.5
Granite Construction, Inc.	37,371,005	1.5
Aspen Insurance Holdings Ltd.	36,779,571	1.5
AECOM	36,715,014	1.5
CNO Financial Group, Inc.	36,598,295	1.5
StanCorp Financial Group, Inc.	36,536,169	1.5
Validus Holdings Ltd.	35,653,454	1.5
	$376,696,472	15.4%

*	All data are as of November 30, 2015. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

†	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

AB DISCOVERY VALUE FUND •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2015

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.6%
Financials – 28.6%
Banks – 10.2%
Associated Banc-Corp	973,805	$19,972,741
Comerica, Inc.	766,440	35,524,494
First Niagara Financial Group, Inc.	2,101,560	22,654,817
Fulton Financial Corp.	1,739,730	25,173,893
Huntington Bancshares, Inc./OH	3,227,260	37,726,669
Synovus Financial Corp.	699,150	23,337,627
Texas Capital Bancshares, Inc.(a)	378,290	22,425,031
Webster Financial Corp.	661,595	26,602,735
Zions Bancorporation	1,183,699	35,463,622

		248,881,629

Capital Markets – 1.1%
E*TRADE Financial Corp.(a)	855,850	26,043,516

Consumer Finance – 0.7%
SLM Corp.(a)	2,443,070	16,502,938

Insurance – 9.8%
American Financial Group, Inc./OH	404,520	29,934,480
Aspen Insurance Holdings Ltd.	728,020	36,779,571
CNO Financial Group, Inc.	1,809,110	36,598,295
First American Financial Corp.	871,280	34,363,283
Hanover Insurance Group, Inc. (The)	343,550	29,064,330
StanCorp Financial Group, Inc.	321,508	36,536,169
Validus Holdings Ltd.	755,690	35,653,454

		238,929,582

Real Estate Investment Trusts (REITs) – 5.7%
DDR Corp.	1,276,170	21,758,699
Gramercy Property Trust, Inc.	1,260,400	30,110,956
LTC Properties, Inc.	675,910	28,814,043
Mid-America Apartment Communities, Inc.	275,040	24,357,542
RLJ Lodging Trust	833,050	20,326,420
STAG Industrial, Inc.	740,260	15,101,304

		140,468,964

Thrifts & Mortgage Finance – 1.1%
Essent Group Ltd.(a)	1,125,147	27,813,634

		698,640,263

Consumer Discretionary – 18.0%
Auto Components – 3.5%
Dana Holding Corp.	1,862,900	30,626,076
Lear Corp.	240,850	30,323,015
Tenneco, Inc.(a)	439,520	23,681,338

		84,630,429

Hotels, Restaurants & Leisure – 1.3%
Bloomin’ Brands, Inc.	1,793,200	31,040,292

10	• AB DISCOVERY VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Household Durables – 3.4%
Helen of Troy Ltd.(a)	240,530	$24,873,207
Meritage Homes Corp.(a)	689,418	25,722,186
PulteGroup, Inc.	1,653,110	32,202,583

		82,797,976

Internet & Catalog Retail – 0.6%
Shutterfly, Inc.(a)	320,070	14,691,213

Media – 1.5%
Cable One, Inc.	42,389	18,916,515
Scholastic Corp.	447,170	19,103,102

		38,019,617

Multiline Retail – 1.0%
Big Lots, Inc.	571,530	25,713,135

Specialty Retail – 5.7%
Caleres, Inc.	612,270	17,204,787
Children’s Place, Inc. (The)	512,300	24,754,336
GameStop Corp. – Class A(b)	447,850	15,688,185
Michaels Cos., Inc. (The)(a)	871,610	19,358,458
Murphy USA, Inc.(a)	416,060	24,780,534
Office Depot, Inc.(a)	3,707,240	24,430,712
Pier 1 Imports, Inc.(b)	1,816,750	12,281,230

		138,498,242

Textiles, Apparel & Luxury Goods – 1.0%
Crocs, Inc.(a)	2,219,970	24,697,166

		440,088,070

Information Technology – 17.8%
Communications Equipment – 2.1%
Finisar Corp.(a)	1,891,210	22,826,905
Polycom, Inc.(a)	2,164,640	29,504,043

		52,330,948

Electronic Equipment, Instruments & Components – 6.8%
Avnet, Inc.	686,930	31,131,668
CDW Corp./DE	789,310	34,074,513
Celestica, Inc.(a)(b)	1,219,960	13,761,149
Keysight Technologies, Inc.(a)	1,059,430	32,641,038
TTM Technologies, Inc.(a)	2,060,522	16,154,492
Vishay Intertechnology, Inc.(b)	3,150,960	37,559,443

		165,322,303

IT Services – 2.9%
Amdocs Ltd.	399,150	22,579,916
Booz Allen Hamilton Holding Corp.	1,103,200	33,592,440
Genpact Ltd.(a)	582,980	14,691,096

		70,863,452

AB DISCOVERY VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 3.8%
Advanced Micro Devices, Inc.(a)(b)	3,296,080	$7,778,749
Cypress Semiconductor Corp.(a)	2,395,290	25,917,038
Fairchild Semiconductor International, Inc.(a)	2,087,320	40,786,232
Lam Research Corp.	235,070	18,382,474

		92,864,493

Software – 0.7%
Verint Systems, Inc.(a)	384,940	18,034,439

Technology Hardware, Storage & Peripherals – 1.5%
NCR Corp.(a)	1,314,130	35,626,064

		435,041,699

Industrials – 13.7%
Aerospace & Defense – 1.0%
Spirit AeroSystems Holdings, Inc. – Class A(a)	463,770	24,324,737

Construction & Engineering – 5.3%
AECOM(a)	1,153,472	36,715,014
EMCOR Group, Inc.	603,250	30,403,800
Granite Construction, Inc.	916,630	37,371,005
Quanta Services, Inc.(a)	1,081,090	23,838,034

		128,327,853

Electrical Equipment – 1.4%
General Cable Corp.	242,758	3,699,632
Regal Beloit Corp.	477,960	30,809,302

		34,508,934

Machinery – 2.5%
ITT Corp.	775,957	30,813,252
Oshkosh Corp.(b)	694,180	30,446,735

		61,259,987

Road & Rail – 1.2%
Ryder System, Inc.	444,490	29,318,560

Trading Companies & Distributors – 2.3%
MRC Global, Inc.(a)	2,366,200	34,996,098
WESCO International, Inc.(a)(b)	432,080	20,761,444

		55,757,542

		333,497,613

Utilities – 5.0%
Electric Utilities – 2.6%
PNM Resources, Inc.	1,158,823	33,605,867
Westar Energy, Inc.	718,710	30,674,543

		64,280,410

Gas Utilities – 2.4%
Southwest Gas Corp.	544,270	30,522,662
UGI Corp.	780,317	27,053,590

		57,576,252

		121,856,662

12	• AB DISCOVERY VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 4.8%
Energy Equipment & Services – 0.8%
RPC, Inc.(b)	1,545,720	$20,480,790

Oil, Gas & Consumable Fuels – 4.0%
Murphy Oil Corp.(b)	1,208,490	34,538,644
QEP Resources, Inc.	2,195,540	34,689,532
SM Energy Co.(b)	958,630	28,154,963

		97,383,139

		117,863,929

Materials – 4.4%
Chemicals – 2.0%
A. Schulman, Inc.	751,910	26,023,605
Huntsman Corp.	1,832,610	22,944,277

		48,967,882

Containers & Packaging – 1.7%
Avery Dennison Corp.	333,150	21,974,574
Graphic Packaging Holding Co.	1,428,070	19,521,717

		41,496,291

Metals & Mining – 0.7%
Steel Dynamics, Inc.	980,410	17,049,330

		107,513,503

Health Care – 2.9%
Health Care Providers & Services – 2.9%
LifePoint Health, Inc.(a)	393,997	28,214,125
Molina Healthcare, Inc.(a)	269,230	16,223,800
WellCare Health Plans, Inc.(a)	320,200	26,410,096

		70,848,021

Consumer Staples – 2.4%
Food Products – 2.4%
Dean Foods Co.(b)	937,680	17,590,877
Ingredion, Inc.	415,650	40,970,620

		58,561,497

Total Common Stocks (cost $2,119,422,506)		2,383,911,257

SHORT-TERM INVESTMENTS – 2.6%
Investment Companies – 2.6%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.16%(c)(d) (cost $62,197,902)	62,197,902	62,197,902

Total Investments Before Security Lending Collateral for Securities Loaned – 100.2% (cost $2,181,620,408)		2,446,109,159

AB DISCOVERY VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 5.5%
Investment Companies – 5.5%
AB Exchange Reserves – Class I, 0.15%(c)(d) (cost $134,478,250)	134,478,250	$134,478,250

Total Investments – 105.7% (cost $2,316,098,658)		2,580,587,409
Other assets less liabilities – (5.7)%		(139,232,047)

Net Assets – 100.0%		$2,441,355,362

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

14	• AB DISCOVERY VALUE FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2015

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,119,422,506)	$2,383,911,257	(a)
Affiliated issuers (cost $196,676,152—including investment of cash collateral for securities loaned of $134,478,250)	196,676,152
Receivable for shares of beneficial interest sold	2,613,910
Dividends and interest receivable	1,963,128
Receivable for investment securities sold	63,409

Total assets	2,585,227,856

Liabilities
Payable for collateral received on securities loaned	134,478,250
Payable for investment securities purchased	3,658,124
Payable for shares of beneficial interest redeemed	3,511,201
Advisory fee payable	1,440,446
Distribution fee payable	309,249
Transfer Agent fee payable	82,595
Administrative fee payable	8,422
Accrued expenses	384,207

Total liabilities	143,872,494

Net Assets	$2,441,355,362

Composition of Net Assets
Paid-in capital	$2,044,068,063
Accumulated net realized gain on investment transactions	132,798,548
Net unrealized appreciation on investments	264,488,751

	$2,441,355,362

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$549,547,127	27,216,988	$20.19	*

B	$6,026,904	315,312	$19.11

C	$153,735,894	8,366,936	$18.37

Advisor	$1,155,699,581	56,031,835	$20.63

R	$106,830,378	5,397,488	$19.79

K	$62,511,842	3,133,594	$19.95

I	$194,659,651	9,684,780	$20.10

Z	$212,343,985	10,570,420	$20.09

(a)	Includes securities on loan with a value of $131,005,365 (see Note E).

*	The maximum offering price per share for Class A shares was $21.09 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB DISCOVERY VALUE FUND •	15

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2015

Investment Income
Dividends
Unaffiliated issuers	$30,991,797
Affiliated issuers	136,170
Securities lending income	1,541,932	$32,669,899

Expenses
Advisory fee (see Note B)	18,187,737
Distribution fee—Class A	1,817,936
Distribution fee—Class B	87,246
Distribution fee—Class C	1,644,214
Distribution fee—Class R	614,899
Distribution fee—Class K	166,764
Transfer agency—Class A	721,835
Transfer agency—Class B	11,926
Transfer agency—Class C	199,261
Transfer agency—Advisor Class	1,228,884
Transfer agency—Class R	315,624
Transfer agency—Class K	131,683
Transfer agency—Class I	270,445
Transfer agency—Class Z	29,749
Custodian	232,914
Registration fees	144,278
Printing	138,899
Audit and tax	61,816
Administrative	52,313
Legal	40,915
Trustees’ fees	21,259
Miscellaneous	69,569

Total expenses	26,190,166
Less: expenses waived by the Distributor (see Note C)	(56,710)

Net expenses		26,133,456

Net investment income		6,536,443

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		170,805,209	(a)
Net change in unrealized appreciation/depreciation of investments		(158,055,802)

Net gain on investment transactions		12,749,407

Net Increase in Net Assets from Operations		$19,285,850

(a)	On September 1, 2015, the Fund had a redemption-in-kind with total proceeds in the amount of $44,980,631. The loss on investments of $281,798 will not be realized for tax purposes.

See notes to financial statements.

16	• AB DISCOVERY VALUE FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended November 30, 2015	Year Ended November 30, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,536,443	$12,676,148
Net realized gain on investment transactions	170,805,209	313,861,123
Net change in unrealized appreciation/depreciation of investments	(158,055,802)	(100,224,160)

Net increase in net assets from operations	19,285,850	226,313,111
Dividends and Distributions to Shareholders from
Net investment income
Class A	(2,768,235)	(1,531,951)
Class B	(38,338)	(12,273)
Advisor Class	(7,285,702)	(4,021,786)
Class R	(161,716)	– 0	–
Class K	(295,761)	(155,203)
Class I	(2,373,351)	(1,691,911)
Class Z	(381,639)	(84,959)
Net realized gain on investment transactions
Class A	(78,375,685)	(63,229,483)
Class B	(1,440,273)	(1,536,540)
Class C	(22,805,660)	(16,139,607)
Advisor Class	(117,485,261)	(75,983,456)
Class R	(17,028,523)	(12,808,650)
Class K	(8,424,034)	(6,208,421)
Class I	(37,615,037)	(29,071,689)
Class Z	(5,435,040)	(1,292,107)
Transactions in Shares of Beneficial Interest
Net increase	339,982,219	9,835,069

Total increase	57,353,814	22,380,144
Net Assets
Beginning of period	2,384,001,548	2,361,621,404

End of period (including undistributed net investment income of $ –0– and $8,932,079, respectively)	$2,441,355,362	$2,384,001,548

See notes to financial statements.

AB DISCOVERY VALUE FUND •	17

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2015

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. Prior to January 20, 2015, the Trust was known as AllianceBernstein Trust. The Trust operates as a series company currently comprised of the following three funds: the AB International Value Fund, the AB Discovery Value Fund and the AB Value Fund. Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Discovery Value Fund (the “Fund”). Prior to January 20, 2015, the Fund was known as AllianceBernstein Discovery Value Fund. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Effective October 15, 2013 the Fund commenced offering of Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Trust is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

18	• AB DISCOVERY VALUE FUND

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors

AB DISCOVERY VALUE FUND •	19

Notes to Financial Statements

considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

20	• AB DISCOVERY VALUE FUND

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2015:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$2,383,911,257		$	– 0	–	$	– 0	–	$2,383,911,257
Short-Term Investments	62,197,902			– 0	–		– 0	–	62,197,902
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	134,478,250			– 0	–		– 0	–	134,478,250

Total Investments in Securities	2,580,587,409			– 0	–		– 0	–	2,580,587,409
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total^	$2,580,587,409		$	– 0	–	$	– 0	–	$2,580,587,409

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

AB DISCOVERY VALUE FUND •	21

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions

22	• AB DISCOVERY VALUE FUND

Notes to Financial Statements

are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2015, the reimbursement for such services amounted to $52,313.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $981,765 for the year ended November 30, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $7,201 from the sale of Class A shares and received $16,437, $1,298 and $5,791 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2015.

AB DISCOVERY VALUE FUND •	23

Notes to Financial Statements

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2015 is as follows:

Market Value November 30, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2015 (000)	Dividend Income (000)
$29,753	$674,416	$641,971	$62,198	$67

Brokerage commissions paid on investment transactions for the year ended November 30, 2015 amounted to $2,586,231, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. For the period May 1, 2008 through May 31, 2010, payments made to the Distributor were voluntarily limited to .20% of average daily net assets attributable to Class B shares. For the period June 1, 2010 through May 31, 2011, with respect to Class B shares, payments made to the Distributor were voluntarily limited to .25% of the average daily net assets attributable to Class B shares. For the period June 1, 2011 through July 31, 2012, with respect to Class B shares, payments to the distributor were voluntarily limited to .30% of average daily net assets attributable to Class B shares. As of August 1, 2012, with respect to Class B shares, payments made to the Distributor are voluntarily being limited to .35% of the average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. For the year ended November 30, 2015, such waiver amounted to $56,710. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $173,584, $3,203,513, $1,973,946 and $651,753 for Class B, Class C, Class R and Class K shares,

24	• AB DISCOVERY VALUE FUND

Notes to Financial Statements

respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,169,328,851		$1,114,750,152
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$2,318,252,484

Gross unrealized appreciation	$414,290,554
Gross unrealized depreciation	(151,955,629)

Net unrealized appreciation	$262,334,925

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended November 30, 2015.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund

AB DISCOVERY VALUE FUND •	25

Notes to Financial Statements

may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2015, the Fund had securities on loan with a value of $131,005,365 and had received cash collateral which has been invested into AB Exchange Reserves of $134,478,250. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $1,541,932 and $69,064 from the borrowers and AB Exchange Reserves, respectively, for the year ended November 30, 2015; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Exchange Reserves for the year ended November 30, 2015 is as follows:

Market Value November 30, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2015 (000)
$55,962	$763,965	$685,449	$134,478

26	• AB DISCOVERY VALUE FUND

Notes to Financial Statements

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2015	Year Ended November 30, 2014	Year Ended November 30, 2015	Year Ended November 30, 2014

Class A
Shares sold	4,176,457	5,232,344	$85,733,307	$114,315,698

Shares issued in reinvestment of dividends and distributions	3,806,982	2,874,483	75,797,017	60,134,097

Shares converted from Class B	239,227	254,407	4,873,254	5,561,354

Shares redeemed	(9,369,363)	(11,956,511)	(190,786,270)	(263,327,197)

Net decrease	(1,146,697)	(3,595,277)	$(24,382,692)	$(83,316,048)

Class B
Shares sold	12,256	19,903	$238,861	$418,544

Shares issued in reinvestment of dividends and distributions	73,329	73,461	1,383,714	1,465,644

Shares converted to Class A	(252,498)	(266,835)	(4,873,254)	(5,561,354)

Shares redeemed	(49,050)	(88,901)	(949,318)	(1,859,714)

Net decrease	(215,963)	(262,372)	$(4,199,997)	$(5,536,880)

Class C
Shares sold	659,252	915,370	$12,304,609	$18,566,800

Shares issued in reinvestment of distributions	1,150,481	762,145	20,984,775	14,808,474

Shares redeemed	(1,715,866)	(1,422,336)	(32,094,000)	(28,876,709)

Net increase	93,867	255,179	$1,195,384	$4,498,565

Advisor Class
Shares sold	19,980,232	9,312,103	$416,698,381	$208,249,673

Shares issued in reinvestment of dividends and distributions	5,713,774	1,994,476	115,875,337	42,422,497

Shares redeemed	(12,105,657)	(7,370,971)	(252,709,891)	(165,037,487)

Net increase	13,588,349	3,935,608	$279,863,827	$85,634,683

Class R
Shares sold	828,403	1,303,570	$16,614,132	$28,135,782

Shares issued in reinvestment of dividends and distributions	877,789	621,078	17,187,113	12,806,632

Shares redeemed	(2,473,668)	(2,189,953)	(49,631,979)	(47,082,398)

Net decrease	(767,476)	(265,305)	$(15,830,734)	$(6,139,984)

AB DISCOVERY VALUE FUND •	27

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2015	Year Ended November 30, 2014	Year Ended November 30, 2015	Year Ended November 30, 2014

Class K
Shares sold	649,045	581,609	$13,178,774	$12,569,766

Shares issued in reinvestment of dividends and distributions	443,079	307,273	8,719,787	6,363,619

Shares redeemed	(1,001,415)	(951,251)	(20,262,196)	(20,582,108)

Net increase (decrease)	90,709	(62,369)	$1,636,365	$(1,648,723)

Class I
Shares sold	1,917,786	3,349,793	$39,222,255	$73,257,513

Shares issued in reinvestment of dividends and distributions	2,020,444	1,478,205	39,923,969	30,731,883

Shares redeemed	(7,706,919)	(5,892,988)	(155,293,733)	(127,408,783)

Net decrease	(3,768,689)	(1,064,990)	$(76,147,509)	$(23,419,387)

Class Z
Shares sold	9,550,526	2,172,646	$194,651,990	$47,327,920

Shares issued in reinvestment of dividends and distributions	294,595	66,253	5,815,309	1,376,078

Shares redeemed	(1,117,231)	(396,829)	(22,619,724)	(8,941,155)

Net increase	8,727,890	1,842,070	$177,847,575	$39,762,843

NOTE G

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price,

28	• AB DISCOVERY VALUE FUND

Notes to Financial Statements

and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2015.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2015 and November 30, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$36,128,508	$64,311,774
Net long-term capital gains	265,785,747	149,456,262

Total taxable distributions paid	$301,914,255	$213,768,036

As of November 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gain	$134,952,374
Unrealized appreciation/(depreciation)	262,334,925	(a)

Total accumulated earnings/(deficit)	$397,287,299

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in

AB DISCOVERY VALUE FUND •	29

Notes to Financial Statements

taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2015, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the redesignation of dividends, the tax treatment of gains from a redemption-in-kind and the utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized gain on investment transactions, and a net increase in additional paid-in-capital. This reclassification had no effect on net assets.

NOTE J

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

30	• AB DISCOVERY VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2015	2014	2013	2012		2011

Net asset value, beginning of period	$ 22.91	$ 22.87	$ 17.40	$ 16.11		$ 16.38

Income From Investment Operations
Net investment income(a)	.03	.10	.05	.06	(b)	.03	(b)
Net realized and unrealized gain (loss) on investment transactions	.13	2.00	6.31	2.18		(.29)

Net increase (decrease) in net asset value from operations	.16	2.10	6.36	2.24		(.26)

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.05)	(.06)	(.03)		(.01)
Distributions from net realized gain on investment transactions	(2.78)	(2.01)	(.83)	(.92)		– 0	–

Total dividends and distributions	(2.88)	(2.06)	(.89)	(.95)		(.01)

Net asset value, end of period	$ 20.19	$ 22.91	$ 22.87	$ 17.40		$ 16.11

Total Return
Total investment return based on net asset value(c)	.87%	10.04%	38.20%	14.71%		(1.57)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$549,547	$649,671	$730,909	$523,130		$553,923
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.20%	1.21%	1.22%	1.25%		1.15%
Expenses, before waivers/ reimbursements	1.20%	1.21%	1.22%	1.28%		1.27%
Net investment income	.16%	.45%	.27%	.35	%(b)	.15	%(b)
Portfolio turnover rate	47%	50%	56%	63%		72%

See footnote summary on page 38.

AB DISCOVERY VALUE FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Year Ended November 30,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 21.83	$ 21.87	$ 16.66	$ 15.47	$ 15.75

Income From Investment Operations
Net investment income (loss)(a)(d)	.02	.08	.05	.04	(.00	)(e)
Net realized and unrealized gain (loss) on investment transactions	.11	1.91	6.03	2.08	(.27)

Net increase (decrease) in net asset value from operations	.13	1.99	6.08	2.12	(.27)

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.02)	(.04)	(.01)	(.01)
Distributions from net realized gain on investment transactions	(2.78)	(2.01)	(.83)	(.92)	– 0	–

Total dividends and distributions	(2.85)	(2.03)	(.87)	(.93)	(.01)

Net asset value, end of period	$ 19.11	$ 21.83	$ 21.87	$ 16.66	$ 15.47

Total Return
Total investment return based on net asset value(c)	.78%	9.97%	38.14%	14.57%	(1.71)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,026	$11,597	$17,356	$21,546	$30,972
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.27%	1.27%	1.29%	1.36%	1.30%
Expenses, before waivers/ reimbursements	1.92%	1.92%	1.94%	2.04%	2.03%
Net investment income (loss)(d)	.10%	.40%	.25%	.24%	(.01)%
Portfolio turnover rate	47%	50%	56%	63%	72%

See footnote summary on page 38.

32	• AB DISCOVERY VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2015	2014	2013	2012		2011

Net asset value, beginning of period	$ 21.13	$ 21.35	$ 16.35	$ 15.28		$ 15.63

Income From Investment Operations
Net investment loss(a)	(.10)	(.05)	(.08)	(.06	)(b)	(.09	)(b)
Net realized and unrealized gain (loss) on investment transactions	.12	1.84	5.91	2.05		(.26)

Net increase (decrease) in net asset value from operations	.02	1.79	5.83	1.99		(.35)

Less: Distributions
Distributions from net realized gain on investment transactions	(2.78)	(2.01)	(.83)	(.92)		– 0	–

Net asset value, end of period	$ 18.37	$ 21.13	$ 21.35	$ 16.35		$ 15.28

Total Return
Total investment return based on net asset value(c)	.19%	9.22%	37.25%	13.84%		(2.24)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$153,736	$174,848	$171,167	$131,370		$137,491
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.90%	1.91%	1.93%	1.96%		1.85%
Expenses, before waivers/ reimbursements	1.90%	1.91%	1.93%	2.00%		1.99%
Net investment loss	(.55)%	(.26)%	(.42)%	(.36	)%(b)	(.56	)%(b)
Portfolio turnover rate	47%	50%	56%	63%		72%

See footnote summary on page 38.

AB DISCOVERY VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2015	2014	2013	2012		2011

Net asset value, beginning of period	$ 23.35	$ 23.27	$ 17.70	$ 16.37		$ 16.63

Income From Investment Operations
Net investment income(a)	.09	.17	.12	.11	(b)	.08	(b)
Net realized and unrealized gain (loss) on investment transactions	.14	2.03	6.40	2.21		(.28)

Net increase (decrease) in net asset value from operations	.23	2.20	6.52	2.32		(.20)

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.11)	(.12)	(.07)		(.06)
Distributions from net realized gain on investment transactions	(2.78)	(2.01)	(.83)	(.92)		– 0	–

Total dividends and distributions	(2.95)	(2.12)	(.95)	(.99)		(.06)

Net asset value, end of period	$ 20.63	$ 23.35	$ 23.27	$ 17.70		$ 16.37

Total Return
Total investment return based on net asset value(c)	1.21%	10.34%	38.58%	15.06%		(1.23)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,155,700	$991,020	$895,950	$620,539		$296,244
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.90%	.91%	.93%	.96%		.85%
Expenses, before waivers/ reimbursements	.90%	.91%	.93%	.98%		.97%
Net investment income	.44%	.74%	.58%	.63	%(b)	.46	%(b)
Portfolio turnover rate	47%	50%	56%	63%		72%

See footnote summary on page 38.

34	• AB DISCOVERY VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended November 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 22.50	$ 22.53	$ 17.17	$ 15.93	$ 16.21

Income From Investment Operations
Net investment income (loss)(a)	(.03)	.03	(.00	)(e)	.02	(b)	(.01	)(b)
Net realized and unrealized gain (loss) on investment transactions	.13	1.95	6.22	2.14	(.27)

Net increase (decrease) in net asset value from operations	.10	1.98	6.22	2.16	(.28)

Less: Dividends and Distributions
Dividends from net investment income	(.03)	– 0	–	(.03)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(2.78)	(2.01)	(.83)	(.92)	– 0	–

Total dividends and distributions	(2.81)	(2.01)	(.86)	(.92)	– 0	–

Net asset value, end of period	$ 19.79	$ 22.50	$ 22.53	$ 17.17	$ 15.93

Total Return
Total investment return based on net asset value(c)	.56%	9.61%	37.81%	14.37%	(1.73)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$106,830	$138,740	$144,845	$134,801	$108,078
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.54%	1.54%	1.54%	1.51%	1.35%
Expenses, before waivers/ reimbursements	1.54%	1.54%	1.54%	1.56%	1.56%
Net investment income (loss)	(.17)%	.12%	(.01)%	.10	%(b)	(.04	)%(b)
Portfolio turnover rate	47%	50%	56%	63%	72%

See footnote summary on page 38.

AB DISCOVERY VALUE FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended November 30,
	2015	2014	2013	2012		2011

Net asset value, beginning of period	$ 22.67	$ 22.66	$ 17.27	$ 16.00		$ 16.27

Income From Investment Operations
Net investment income(a)	.03	.09	.05	.06	(b)	.03	(b)
Net realized and unrealized gain (loss) on investment transactions	.13	1.98	6.24	2.16		(.27)

Net increase (decrease) in net asset value from operations	.16	2.07	6.29	2.22		(.24)

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.05)	(.07)	(.03)		(.03)
Distributions from net realized gain on investment transactions	(2.78)	(2.01)	(.83)	(.92)		– 0	–

Total dividends and distributions	(2.88)	(2.06)	(.90)	(.95)		(.03)

Net asset value, end of period	$ 19.95	$ 22.67	$ 22.66	$ 17.27		$ 16.00

Total Return
Total investment return based on net asset value(c)	.87%	10.01%	38.13%	14.75%		(1.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$62,512	$68,981	$70,370	$50,852		$38,947
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.23%	1.23%	1.23%	1.22%		1.10%
Expenses, before waivers/ reimbursements	1.23%	1.23%	1.23%	1.25%		1.25%
Net investment income	.13%	.43%	.26%	.39	%(b)	.19	%(b)
Portfolio turnover rate	47%	50%	56%	63%		72%

See footnote summary on page 38.

36	• AB DISCOVERY VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended November 30,
	2015	2014	2013	2012		2011

Net asset value, beginning of period	$ 22.83	$ 22.80	$ 17.36	$ 16.08		$ 16.35

Income From Investment Operations
Net investment income(a)	.10	.17	.12	.12	(b)	.08	(b)
Net realized and unrealized gain (loss) on investment transactions	.13	1.99	6.28	2.16		(.27)

Net increase (decrease) in net asset value from operations	.23	2.16	6.40	2.28		(.19)

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.12)	(.13)	(.08)		(.08)
Distributions from net realized gain on investment transactions	(2.78)	(2.01)	(.83)	(.92)		– 0	–

Total dividends and distributions	(2.96)	(2.13)	(.96)	(1.00)		(.08)

Net asset value, end of period	$ 20.10	$ 22.83	$ 22.80	$ 17.36		$ 16.08

Total Return
Total investment return based on net asset value(c)	1.21%	10.39%	38.64%	15.09%		(1.23)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$194,660	$307,096	$331,014	$159,682		$208,854
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.88%	.89%	.89%	.89%		.85%
Expenses, before waivers/ reimbursements	.88%	.89%	.89%	.90%		.91%
Net investment income	.48%	.77%	.59%	.73	%(b)	.45	%(b)
Portfolio turnover rate	47%	50%	56%	63%		72%

See footnote summary on page 38.

AB DISCOVERY VALUE FUND •	37

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class Z
	Year Ended November 30,		October 15, 2013(f) to November 30, 2013
	2015	2014

Net asset value, beginning of period	$ 22.82	$ 22.80	$ 21.72

Income From Investment Operations
Net investment income(a)	.10	.16	.02
Net realized and unrealized gain on investment transactions	.15	2.00	1.06

Net increase in net asset value from operations	.25	2.16	1.08

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.13)	– 0	–
Distributions from net realized gain on investment transactions	(2.78)	(2.01)	– 0	–

Total dividends and distributions	(2.98)	(2.14)	– 0	–

Net asset value, end of period	$ 20.09	$ 22.82	$ 22.80

Total Return
Total investment return based on net asset value(c)	1.30%	10.42%	4.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$212,344	$42,049	$10
Ratio to average net assets of:
Expenses	.81%	.81%	.75	%^
Net investment income	.48%	.74%	.83	%^
Portfolio turnover rate.	47%	50%	56%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived and reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Net of fees and expenses waived by Distributor.

(e)	Amount is less than $.005.

(f)	Commencement of distribution.

^	Annualized.

See notes to financial statements.

38	• AB DISCOVERY VALUE FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AB Discovery Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Discovery Value Fund (the “Fund”) (formerly AllianceBernstein Discovery Value Fund), one of the series constituting AB Trust (formerly AllianceBernstein Trust), as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Discovery Value Fund, one of the series constituting AB Trust, at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 27, 2016

AB DISCOVERY VALUE FUND •	39

Report of Independent Registered Public Accounting Firm

2015 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2015. For corporate shareholders, 85.90% of dividends paid qualify for the dividends received deduction.

For the taxable year ended November 30, 2015, the Fund designates $23,430,387 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2016.

40	• AB DISCOVERY VALUE FUND

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph G. Paul(2), Senior Vice President

James W. MacGregor(2), Vice President

Shri Singhvi(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Small/Mid Cap Value Senior Investment Management Team. Messrs. MacGregor, Paul and Singhvi are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB DISCOVERY VALUE FUND •	41

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	110	None

42	• AB DISCOVERY VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 74 (2005)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership experience and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	110	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 73 (2001)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	110	None

AB DISCOVERY VALUE FUND •	43

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He was a Director of The Merger Fund (registered investment company) since prior to 2011 until 2013. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	110	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 83 (2001)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	110	None

44	• AB DISCOVERY VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	110	None

Nancy P. Jacklin, ## 67 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	110	None

AB DISCOVERY VALUE FUND •	45

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 63 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	110	None

Earl D. Weiner, ## 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	110	None

46	• AB DISCOVERY VALUE FUND

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

AB DISCOVERY VALUE FUND •	47

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior March 2003.

Joseph G. Paul 55	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

James W. MacGregor 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Shri Singhvi 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Emilie D. Wrapp 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abglobal.com, for a free prospectus or SAI.

48	• AB DISCOVERY VALUE FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AB Trust (the “Trust”) in respect of AB Discovery Value Fund (the “Fund”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional

1	The information in the fee summary was completed on April 23, 2015 and discussed with the Board of Trustees on May 5-7, 2015.

2	Future references to the Fund do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

3	On November 1, 2012, the Fund changed its name from AB Small-Mid Cap Value Fund to AB Discovery Value Fund.

AB DISCOVERY VALUE FUND •	49

factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

FUND ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5

Fund	Category	Advisory Fee	Net Assets 3/31/15 ($MIL)
Discovery Value Fund	Specialty	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$2,444.4

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $51,316 (0.002% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio		Fiscal Year End
Discovery Value Fund	Advisor	0.91%	November 30
	Class A	1.21%
	Class B	1.92%
	Class C	1.91%
	Class R	1.54%
	Class K	1.23%
	Class I	0.89%
	Class Z	0.81%

4	Jones v. Harris at 1427.

5	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

50	• AB DISCOVERY VALUE FUND

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.6 In addition to the AB Institutional fee schedule,

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

AB DISCOVERY VALUE FUND •	51

set forth below is what would have been the effective advisory fee of the Fund had the AB Institutional fee schedule been applicable to the Fund based on March 31, 2015 net assets:7

Fund	Net Assets 3/31/15 ($MIL)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Discovery Value Fund	$2,444.4	Small & Mid Cap Value 0.95% on 1st $25 million 0.75% on next $25 million 0.65% on next $50 million 0.55% on the balance Minimum account size: $25m	0.558%	0.750%

The adviser also manages the AB Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.8 Also shown are the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund based on March 31, 2015 net assets:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Discovery Value Fund	Small/Mid Cap Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Fund. Also shown are the Fund’s advisory fees and what would have been the effective advisory fees of the Fund had the fee schedules of the sub-advisory relationships been applicable to the Fund based on March 31, 2015 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Discovery Value Fund	Client #1	0.50% on 1st $250 million 0.45% on the balance	0.455%	0.750%

	Client #2	0.95% on 1st $10 million 0.75% on next $40 million 0.65% on next $50 million 0.55% on the balance	0.557%	0.750%

	Client #3	0.61% on 1st $150 million 0.50% on the balance	0.507%	0.750%

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG.

52	• AB DISCOVERY VALUE FUND

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

While it appears that the sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)10 and the Fund’s contractual management fee ranking.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset size comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

AB DISCOVERY VALUE FUND •	53

Fund	Contractual Management Fee (%)[12]	Lipper EG Median (%)	Lipper EG Rank
Discovery Value Fund	0.750	0.793	4/12

Lipper also compared the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”).13 The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Total Expense Ratio (%)[14]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Discovery Value Fund	1.210	1.289	2/12	1.340	5/33

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2014, relative to 2013.

12	The contractual management fee would not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements for expense caps that would effectively reduce the actual management fee.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year end Class A total expense ratio.

54	• AB DISCOVERY VALUE FUND

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $14,347, $4,852,572 and $21,834 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.15

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $1,075,190 in fees from the Fund.

The Fund did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any future business conducted in the future with

15	Effective March 1, 2016, ABI will implement a reduction to the Fund’s Class A distribution service payment rate from 0.30% to 0.25%.

AB DISCOVERY VALUE FUND •	55

the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

56	• AB DISCOVERY VALUE FUND

of Trustees.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund19 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended February 28, 2015.21

	Fund (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	9.52	5.20	5.69	3/12	3/41
3 year	17.45	15.74	15.13	2/11	4/37
5 year	14.84	14.45	14.58	5/10	17/34
10 year	9.21	8.08	7.79	2/10	5/27

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

19	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper.

20	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

21	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

AB DISCOVERY VALUE FUND •	57

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)22 versus its benchmark.23 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending February 28, 2015 Annualized Performance
					Since	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Inception (%)	Volatility (%)	Sharpe (%)
Discovery Value Fund	9.52	17.45	14.84	9.21	11.41	20.18	0.46	10
Russell 2500 Value Index	6.95	16.87	15.46	8.21	10.31	18.43	0.44	10
Russell 2500 Index	8.24	17.45	16.89	9.25	10.05	N/A	N/A	N/A
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

22	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

23	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2015.

24	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

58	• AB DISCOVERY VALUE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB DISCOVERY VALUE FUND •	59

AB Family of Funds

NOTES

60	• AB DISCOVERY VALUE FUND

AB DISCOVERY VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

DV-0151-1115

NOV    11.30.15

ANNUAL REPORT

AB INTERNATIONAL VALUE FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

January 14, 2016

Annual Report

This report provides management’s discussion of fund performance for AB International Value Fund (the “Fund”) for the annual reporting period ended November 30, 2015. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein International Value Fund to AB International Value Fund.

Investment Objectives and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging-market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging-market countries worldwide. Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by AllianceBernstein L.P., the “Adviser”) in securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Fund invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and

AB INTERNATIONAL VALUE FUND •	1

economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental” securities, and enter into forward commitments.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index (net), for the six- and 12-month periods ended November 30, 2015.

All share classes of the Fund outperformed the benchmark for both periods, before sales charges. For the 12-month period, security selection in the capital equipment, industrial commodities and finance sectors contributed to performance. Sector selection also added to returns, specifically overweights in transportation and technology/electronics, and an underweight in industrial commodities, relative to the benchmark. Security selection in the technology/electronics, health care and utilities sectors, as well as underweights in consumer staples and health care, detracted. Underweights in the United Kingdom, Spain and Singapore contributed to performance, as did an overweight in France. Overweights in Brazil and Taiwan had a negative impact on returns. For the six-month period, security selection in the finance, industrial commodities and capital equipment sectors contributed to performance, as did an underweight in industrial commodities and overweights in transportation and telecommunications. Security selection in the utilities and technology/electronics sectors, as well as underweights in consumer staples and health care detracted from returns. Overweight positions in China and Brazil, as well as an underweight in Germany detracted from performance, while underweights in Hong Kong and the United Kingdom contributed.

Derivatives were utilized in the form of futures for investment purposes, which detracted from returns for the six-month period and added in the 12-month period in absolute terms; and currency forwards for hedging and investment purposes, which added to returns for the six-month period and detracted for the 12-month period.

Market Review and Investment Strategy

International equities fluctuated during the 12-month period. Uncertainty about the impact of falling oil prices caused global equities to decline, though positive US economic news and increased speculation that struggling economies would take measures to spur growth helped lift investor sentiment. While concern about falling oil prices pressured markets, stocks rebounded following market-friendly comments from the US Federal Reserve (the “Fed”) and a series of reports highlighting the strength of the US economy. In Japan, inflation continued to slow, retail sales and industrial production declined and

2	• AB INTERNATIONAL VALUE FUND

corporate sentiment worsened; in an effort to revive Japan’s economy, the government approved stimulus measures. Investors welcomed 2015 with optimism, thanks to the announcement of the quantitative easing program by the European Central Bank (the “ECB”). Investors however were unsettled at times by speculation over central bank actions, volatile trading in China’s mainland stock markets and the final outcome of the negotiations between Greece and its official creditors over the country’s looming debt default. By the end of the reporting period, stocks settled as a series of central bank releases appeared to calm jittery investors. Comments from Fed officials suggested that the first tightening move was likely before year-end and that the move toward additional rate hikes would be gradual. Senior ECB officials reinforced their intent to support the eurozone economy if inflation and growth remain sluggish.

The International Value Investment Team (the “Team”) has continued to identify the most attractive opportunities against a changing market backdrop. The Team has the flexibility to adjust the Fund’s positions in real time when warranted, and to maintain conviction through short-term volatility. As markets face new uncertainties, the Team believes that this disciplined approach is the best way to capture the long-term potential of equities.

AB INTERNATIONAL VALUE FUND •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI EAFE Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB INTERNATIONAL VALUE FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB INTERNATIONAL VALUE FUND •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB International Value Fund
Class A	-6.84%	0.14%

Class B*	-7.27%	-0.70%

Class C	-7.18%	-0.62%

Advisor Class†	-6.76%	0.38%

Class R†	-7.04%	-0.23%

Class K†	-6.93%	0.07%

Class I†	-6.70%	0.57%

MSCI EAFE Index (net)	-7.42%	-2.94%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• AB INTERNATIONAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 11/30/05 TO 11/30/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB International Value Fund Class A shares (from 11/30/05 to 11/30/15) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

AB INTERNATIONAL VALUE FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	0.14%	-4.12%
5 Years	3.21%	2.32%
10 Years	0.42%	-0.02%

Class B Shares
1 Year	-0.70%	-4.60%
5 Years	2.42%	2.42%
10 Years(a)	-0.20%	-0.20%

Class C Shares
1 Year	-0.62%	-1.59%
5 Years	2.46%	2.46%
10 Years	-0.31%	-0.31%

Advisor Class Shares*
1 Year	0.38%	0.38%
5 Years	3.50%	3.50%
10 Years	0.71%	0.71%

Class R Shares*
1 Year	-0.23%	-0.23%
5 Years	2.97%	2.97%
10 Years	0.18%	0.18%

Class K Shares*
1 Year	0.07%	0.07%
5 Years	3.29%	3.29%
10 Years	0.49%	0.49%

Class I Shares*
1 Year	0.57%	0.57%
5 Years	3.73%	3.73%
10 Years	0.88%	0.88%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.42%, 2.18%, 2.17%, 1.16%, 1.63%, 1.32% and 0.89% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

8	• AB INTERNATIONAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-1.84%
5 Years	0.40%
10 Years	-0.73%

Class B Shares
1 Year	-2.24%
5 Years	0.51%
10 Years(a)	-0.90%

Class C Shares
1 Year	0.78%
5 Years	0.55%
10 Years	-1.02%

Advisor Class Shares*
1 Year	2.77%
5 Years	1.56%
10 Years	-0.01%

Class R Shares*
1 Year	2.29%
5 Years	1.07%
10 Years	-0.52%

Class K Shares*
1 Year	2.54%
5 Years	1.39%
10 Years	-0.22%

Class I Shares*
1 Year	2.90%
5 Years	1.79%
10 Years	0.16%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

AB INTERNATIONAL VALUE FUND •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$931.60	$6.20	1.28%
Hypothetical**	$1,000	$1,018.65	$6.48	1.28%
Class B
Actual	$1,000	$927.30	$10.34	2.14%
Hypothetical**	$1,000	$1,014.34	$10.81	2.14%
Class C
Actual	$1,000	$928.20	$9.86	2.04%
Hypothetical**	$1,000	$1,014.84	$10.30	2.04%
Advisor Class
Actual	$1,000	$932.40	$4.99	1.03%
Hypothetical**	$1,000	$1,019.90	$5.22	1.03%
Class R
Actual	$1,000	$929.60	$8.27	1.71%
Hypothetical**	$1,000	$1,016.50	$8.64	1.71%
Class K
Actual	$1,000	$930.70	$6.78	1.40%
Hypothetical**	$1,000	$1,018.05	$7.08	1.40%
Class I
Actual	$1,000	$933.00	$4.51	0.93%
Hypothetical**	$1,000	$1,020.41	$4.71	0.93%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10	• AB INTERNATIONAL VALUE FUND

Expense Example

PORTFOLIO SUMMARY

November 30, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $344.9

*	All data are as of November 30, 2015. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.4% or less in the following countries: Brazil, Canada, Israel, Taiwan and United States.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

AB INTERNATIONAL VALUE FUND •	11

Portfolio Summary

TEN LARGEST HOLDINGS*

November 30, 2015 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Roche Holding AG	$12,902,861	3.7%
Mitsubishi UFJ Financial Group, Inc.	11,597,433	3.4
Vodafone Group PLC	11,528,369	3.3
Nippon Telegraph & Telephone Corp.	10,816,415	3.1
British American Tobacco PLC	10,266,747	3.0
Danske Bank A/S	9,222,475	2.7
NN Group NV	9,121,587	2.6
ING Groep NV	8,940,681	2.6
BT Group PLC	8,559,197	2.5
BG Group PLC	8,523,399	2.5
	$101,479,164	29.4%

*	Long-term investments.

12	• AB INTERNATIONAL VALUE FUND

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2015

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.5%
Financials – 22.6%
Banks – 14.4%
Bank Hapoalim BM	643,152	$3,323,383
Bank of China Ltd. – Class H	5,326,000	2,384,199
Bank of Queensland Ltd.	755,889	7,453,570
Danske Bank A/S	344,100	9,222,475
ING Groep NV	651,185	8,940,681
KB Financial Group, Inc.	86,570	2,633,479
Mitsubishi UFJ Financial Group, Inc.	1,805,000	11,597,433
UniCredit SpA	720,560	4,222,529

		49,777,749

Capital Markets – 1.5%
Amundi SA(a)(b)	51,166	2,577,553
Azimut Holding SpA	101,730	2,595,272

		5,172,825

Diversified Financial Services – 0.9%
Challenger Ltd./Australia	539,750	3,284,634

Insurance – 5.8%
Assicurazioni Generali SpA	274,700	5,218,077
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	27,390	5,507,675
NN Group NV	267,186	9,121,587

		19,847,339

		78,082,547

Consumer Discretionary – 17.2%
Auto Components – 7.4%
Aisin Seiki Co., Ltd.	58,800	2,355,775
Hankook Tire Co., Ltd.	115,070	4,581,898
Magna International, Inc. (New York) – Class A	98,250	4,464,480
Plastic Omnium SA	98,166	2,866,891
Sumitomo Electric Industries Ltd.	366,400	5,213,704
Valeo SA	38,780	5,995,334

		25,478,082

Automobiles – 5.1%
Great Wall Motor Co., Ltd. – Class H	2,069,000	2,553,193
Honda Motor Co., Ltd.	242,900	7,929,740
Peugeot SA(b)	399,730	7,130,537

		17,613,470

Leisure Products – 0.9%
Bandai Namco Holdings, Inc.	144,100	3,212,231

Media – 3.8%
Liberty Global PLC – Series C(b)	153,838	6,307,358
Vivendi SA	319,253	6,706,092

		13,013,450

		59,317,233

AB INTERNATIONAL VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 11.6%
Aerospace & Defense – 2.1%
Airbus Group SE	48,707	$3,516,029
Safran SA(c)	51,280	3,758,810

		7,274,839

Airlines – 5.0%
International Consolidated Airlines Group SA(b)	957,270	8,166,624
Japan Airlines Co., Ltd.	150,000	5,125,420
Qantas Airways Ltd.(b)	1,536,413	4,027,238

		17,319,282

Machinery – 1.9%
JTEKT Corp.	354,000	6,539,031

Marine – 0.3%
Nippon Yusen KK	426,000	1,108,477

Road & Rail – 2.3%
Central Japan Railway Co.	43,200	7,719,771

		39,961,400

Telecommunication Services – 11.0%
Diversified Telecommunication Services – 6.7%
Bezeq The Israeli Telecommunication Corp., Ltd.	676,663	1,454,737
BT Group PLC	1,147,030	8,559,197
Nippon Telegraph & Telephone Corp.	291,400	10,816,415
Telefonica Brasil SA (Preference Shares)	252,364	2,408,992

		23,239,341

Wireless Telecommunication Services – 4.3%
China Mobile Ltd.	288,500	3,308,188
Vodafone Group PLC	3,425,616	11,528,369

		14,836,557

		38,075,898

Information Technology – 9.8%
Electronic Equipment, Instruments & Components – 0.3%
Largan Precision Co., Ltd.	13,000	1,009,523

Semiconductors & Semiconductor Equipment – 7.5%
Advanced Semiconductor Engineering, Inc.	1,102,000	1,170,429
Infineon Technologies AG	366,300	5,380,288
Novatek Microelectronics Corp.	494,000	1,789,813
SCREEN Holdings Co., Ltd.	885,000	6,643,397
Sumco Corp.	520,800	5,526,541
Tokyo Electron Ltd.	81,800	5,444,224

		25,954,692

Software – 1.0%
Nintendo Co., Ltd.	22,200	3,413,114

14	• AB INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Technology Hardware, Storage & Peripherals – 1.0%
Samsung Electronics Co., Ltd.	2,930	$3,243,340

		33,620,669

Energy – 7.0%
Oil, Gas & Consumable Fuels – 7.0%
BG Group PLC	550,250	8,523,399
JX Holdings, Inc.	1,950,000	7,910,219
Petroleo Brasileiro SA (Preference Shares)(b)	741,300	1,462,630
TOTAL SA	128,857	6,380,792

		24,277,040

Materials – 5.9%
Chemicals – 4.4%
Arkema SA	68,451	4,926,451
Covestro AG(a)(b)	82,440	3,025,487
JSR Corp.	221,900	3,491,440
Koninklijke DSM NV	76,111	3,869,304

		15,312,682

Paper & Forest Products – 1.5%
Mondi PLC	217,122	5,046,063

		20,358,745

Health Care – 5.7%
Pharmaceuticals – 5.7%
GlaxoSmithKline PLC	325,910	6,623,500
Roche Holding AG	48,170	12,902,861

		19,526,361

Consumer Staples – 5.4%
Food & Staples Retailing – 2.4%
Delhaize Group	84,260	8,436,260

Tobacco – 3.0%
British American Tobacco PLC	176,420	10,266,747

		18,703,007

Utilities – 3.3%
Electric Utilities – 3.3%
EDP - Energias de Portugal SA	2,032,493	6,771,454
Electricite de France SA(c)	301,513	4,490,655

		11,262,109

Total Common Stocks (cost $336,763,589)		343,185,009

Total Investments Before Security Lending Collateral for Securities Loaned – 99.5% (cost $336,763,589)		343,185,009

AB INTERNATIONAL VALUE FUND •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.8%
Investment Companies – 1.8%
AB Exchange Reserves – Class I, 0.15%(d)(e) (cost $6,188,055)	6,188,055	$6,188,055

Total Investments – 101.3% (cost $342,951,644)		349,373,064
Other assets less liabilities – (1.3)%		(4,490,747)

Net Assets – 100.0%		$344,882,317

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at November 30, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
TOPIX Index Futures	4	December 2015	$466,634	$514,054	$47,420

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	837	CNY	5,433	12/15/15	$9,848
Barclays Bank PLC	USD	9,827	SEK	82,426	12/15/15	(372,361)
BNP Paribas SA	GBP	6,353	USD	9,701	12/15/15	132,892
Credit Suisse International	USD	4,180	JPY	500,397	12/15/15	(113,808)
Credit Suisse International	USD	6,460	SEK	54,099	12/15/15	(254,833)
Credit Suisse International	USD	5,204	NOK	45,006	3/18/16	(30,355)
Deutsche Bank AG	JPY	482,955	USD	3,943	3/18/16	7,926
Goldman Sachs Bank USA	AUD	1,852	USD	1,359	12/15/15	20,111
Goldman Sachs Bank USA	TWD	146,678	USD	4,517	12/15/15	23,468
Goldman Sachs Bank USA	USD	834	JPY	99,441	12/15/15	(26,025)
Goldman Sachs Bank USA	USD	3,560	KRW	4,005,532	12/15/15	(108,146)
HSBC Bank USA	BRL	11,288	USD	2,857	12/02/15	(60,768)
HSBC Bank USA	USD	2,931	BRL	11,288	12/02/15	(13,941)
HSBC Bank USA	EUR	1,511	USD	1,704	12/15/15	107,290
HSBC Bank USA	ILS	8,261	USD	2,128	12/15/15	(5,732)
HSBC Bank USA	JPY	415,755	USD	3,512	12/15/15	133,322
HSBC Bank USA	EUR	3,959	USD	4,197	3/18/16	815
HSBC Bank USA	KRW	6,067,486	USD	5,211	3/18/16	(4,452)
JPMorgan Chase Bank	USD	3,116	JPY	383,668	12/15/15	1,986
Morgan Stanley & Co., Inc.	CHF	1,453	USD	1,503	12/15/15	89,637
Morgan Stanley & Co., Inc.	EUR	10,439	USD	11,571	12/15/15	538,078
Morgan Stanley & Co., Inc.	JPY	1,112,024	USD	9,270	12/15/15	233,575
Morgan Stanley & Co., Inc.	JPY	893,661	USD	7,202	12/15/15	(60,041)
Morgan Stanley & Co., Inc.	USD	9,719	AUD	13,646	3/18/16	97,898
Royal Bank of Scotland PLC	CAD	4,132	USD	3,123	12/15/15	28,666
Royal Bank of Scotland PLC	CNY	40,393	USD	6,231	12/15/15	(66,595)
Royal Bank of Scotland PLC	GBP	999	USD	1,522	12/15/15	17,765
Royal Bank of Scotland PLC	USD	8,338	EUR	7,473	12/15/15	(439,464)
Standard Chartered Bank	HKD	8,746	USD	1,128	12/15/15	123

16	• AB INTERNATIONAL VALUE FUND

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Standard Chartered Bank	JPY	309,816	USD	2,561	12/15/15	$43,744
Standard Chartered Bank	KRW	9,088,915	USD	7,634	12/15/15	(198,120)
Standard Chartered Bank	USD	1,088	TWD	35,327	12/15/15	(6,155)
Standard Chartered Bank	CNY	11,016	USD	1,698	3/18/16	4,423
State Street Bank & Trust Co.	EUR	962	USD	1,017	12/15/15	(177)
State Street Bank & Trust Co.	USD	1,361	AUD	1,852	12/15/15	(22,704)
State Street Bank & Trust Co.	USD	4,407	CHF	4,301	12/15/15	(223,720)
State Street Bank & Trust Co.	USD	5,273	GBP	3,436	12/15/15	(98,419)
State Street Bank & Trust Co.	USD	1,129	HKD	8,746	12/15/15	(569)
UBS AG	BRL	11,288	USD	2,931	12/02/15	13,941
UBS AG	USD	3,044	BRL	11,288	12/02/15	(126,269)
UBS AG	USD	6,072	EUR	5,439	12/15/15	(323,419)
UBS AG	USD	7,523	GBP	4,895	12/15/15	(150,818)
UBS AG	BRL	11,288	USD	3,014	1/05/16	125,484
UBS AG	USD	2,787	CHF	2,813	3/18/16	(34,878)

						$(1,110,777)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2015, the aggregate market value of these securities amounted to $5,603,040 or 1.6% of net assets.

(b)	Non-income producing security.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

JPY – Japanese Yen

KRW – South Korean Won

NOK – Norwegian Krone

SEK – Swedish Krona

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

REG – Registered Shares

TOPIX – Tokyo Price Index

See notes to financial statements.

AB INTERNATIONAL VALUE FUND •	17

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2015

Assets
Investments in securities, at value
Unaffiliated issuers (cost $336,763,589)	$343,185,009	(a)
Affiliated issuers (cost $6,188,055—investment of cash collateral for securities loaned)	6,188,055
Cash collateral due from broker	16,617
Foreign currencies, at value (cost $1,920,782)	1,895,603
Dividends and interest receivable	1,947,536
Receivable for investment securities sold and foreign currency transactions	1,808,427
Unrealized appreciation on forward currency exchange contracts	1,630,992
Receivable for shares of beneficial interest sold	278,391

Total assets	356,950,630

Liabilities
Due to custodian	152,868
Payable for collateral received on securities loaned	6,188,055
Unrealized depreciation on forward currency exchange contracts	2,741,769
Payable for investment securities purchased and foreign currency transactions	1,392,367
Payable for shares of beneficial interest redeemed	1,077,381
Advisory fee payable	207,502
Distribution fee payable	92,875
Transfer Agent fee payable	31,034
Administrative fee payable	7,747
Payable for variation margin on exchange-traded derivatives	3,363
Accrued expenses	173,352

Total liabilities	12,068,313

Net Assets	$344,882,317

Composition of Net Assets
Paid-in capital	$5,051,345,329
Undistributed net investment income	5,483,544
Accumulated net realized loss on investment and foreign currency transactions	(4,717,126,873)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	5,180,317

	$344,882,317

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$168,297,089	13,288,196	$12.67	*

B	$2,288,674	185,004	$12.37

C	$58,504,474	4,765,379	$12.28

Advisor	$81,033,884	6,254,206	$12.96

R	$19,181,247	1,529,770	$12.54

K	$11,978,548	948,936	$12.62

I	$3,598,401	283,842	$12.68

(a)	Includes securities on loan with a value of $5,622,333 (see Note E).

*	The maximum offering price per share for Class A shares was $13.23 which reflects a sales charge of 4.25%.

See notes to financial statements.

18	• AB INTERNATIONAL VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2015

Investment Income
Dividends
Unaffiliated issuers	$12,189,268
Affiliated issuers	9,411
Securities lending income	249,118
Interest	36,180	$12,483,977

Expenses
Advisory fee (see Note B)	2,836,327
Distribution fee—Class A	481,603
Distribution fee—Class B	44,003
Distribution fee—Class C	657,235
Distribution fee—Class R	106,439
Distribution fee—Class K	34,971
Transfer agency—Class A	408,054
Transfer agency—Class B	12,819
Transfer agency—Class C	149,524
Transfer agency—Advisor Class	188,915
Transfer agency—Class R	55,349
Transfer agency—Class K	27,977
Transfer agency—Class I	685
Custodian	216,424
Printing	120,320
Audit and tax	101,318
Registration fees	75,274
Administrative	49,303
Legal	40,915
Trustees’ fees	21,218
Miscellaneous	34,766

Total expenses		5,663,439

Net investment income		6,820,538

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		15,705,301	(a)
Futures		220,348
Foreign currency transactions		305,633
Net change in unrealized appreciation/depreciation of:
Investments		(19,969,420	)(b)
Futures		(84,814)
Foreign currency denominated assets and liabilities		(2,862,099)

Net loss on investment and foreign currency transactions		(6,685,051)

Contributions from Affiliates (see Note B)		105,412

Net Increase in Net Assets from Operations		$240,899

(a)	Net of foreign capital gains taxes of $35,322.

(b)	Net of decrease in accrued foreign capital gains taxes of $59,251.

See notes to financial statements.

AB INTERNATIONAL VALUE FUND •	19

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended November 30, 2015	Year Ended November 30, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,820,538	$13,035,454
Net realized gain on investment transactions and foreign currency transactions	16,231,282	51,450,155
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(22,916,333)	(69,195,470)
Contributions from Affiliates (see Note B)	105,412	– 0	–

Net increase (decrease) in net assets from operations	240,899	(4,709,861)
Dividends to Shareholders from
Net investment income
Class A	(5,888,991)	(11,906,541)
Class B	(138,435)	(548,193)
Class C	(1,681,563)	(3,489,189)
Advisor Class	(3,002,222)	(6,256,699)
Class R	(706,476)	(1,309,412)
Class K	(458,438)	(1,129,490)
Class I	(124,962)	(192,251)
Transactions in Shares of Beneficial Interest
Net decrease	(52,699,323)	(116,804,086)
Capital Contributions
Proceeds from third party regulatory settlement (see Note F)	– 0	–	14,219

Total decrease	(64,459,511)	(146,331,503)
Net Assets
Beginning of period	409,341,828	555,673,331

End of period (including undistributed net investment income of $5,483,544 and $8,157,339, respectively)	$344,882,317	$409,341,828

See notes to financial statements.

20	• AB INTERNATIONAL VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2015

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. Prior to January 20, 2015, the Trust was known as AllianceBernstein Trust. The Trust operates as a series company currently comprised of the following three funds: the AB International Value Fund, the AB Discovery Value Fund and the AB Value Fund. Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB International Value Fund (the “Fund”). Prior to January 20, 2015, the Fund was known as AllianceBernstein International Value Fund. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Trust is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

AB INTERNATIONAL VALUE FUND •	21

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s

22	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

AB INTERNATIONAL VALUE FUND •	23

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2015:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stock:
Financials	$11,518,234		$66,564,313		$	– 0	–	$78,082,547
Consumer Discretionary	10,771,838		48,545,395			– 0	–	59,317,233
Industrials	– 0	–	39,961,400			– 0	–	39,961,400
Telecommunication Services	– 0	–	38,075,898			– 0	–	38,075,898
Information Technology	– 0	–	33,620,669			– 0	–	33,620,669
Energy	– 0	–	24,277,040			– 0	–	24,277,040
Materials	3,025,487		17,333,258			– 0	–	20,358,745
Health Care	– 0	–	19,526,361			– 0	–	19,526,361
Consumer Staples	– 0	–	18,703,007			– 0	–	18,703,007
Utilities	– 0	–	11,262,109			– 0	–	11,262,109
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	6,188,055		– 0	–		– 0	–	6,188,055

Total Investments in Securities	31,503,614		317,869,450	+		– 0	–	349,373,064
Other Financial Instruments*:
Assets:
Futures	– 0	–	47,420			– 0	–	47,420	#
Forward Currency Exchange Contracts	– 0	–	1,630,992			– 0	–	1,630,992
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(2,741,769)			– 0	–	(2,741,769)

Total^	$31,503,614		$316,806,093		$	– 0	–	$348,309,707

+	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

^	There were no transfers from Level 1 to Level 2 during the reporting period. An amount of $5,026,524 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation by the third party vendor was not applied during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In

24	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

AB INTERNATIONAL VALUE FUND •	25

Notes to Financial Statements

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by the European courts, the Fund filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filings are subject to various administrative and judicial proceedings within these countries. In July 2015, the Fund successfully recovered taxes withheld by Finland for the aforementioned calendar years in the amount of 986,466 EUR. Such amount is reflected in the statement of operations as an offset to foreign taxes withheld and recorded in dividend and interest income of 953,723 EUR and 32,743 EUR, respectively. No other amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

26	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2015, the reimbursement for such services amounted to $49,303.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $302,015 for the year ended November 30, 2015.

During the year ended November 30, 2015, ABIS reimbursed the Fund in the amount of $105,412 for prior year fee adjustments.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,651 from the sale of Class A shares and received $3,938, $999 and $1,219 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2015.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does

AB INTERNATIONAL VALUE FUND •	27

Notes to Financial Statements

bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2015 is as follows:

Market Value November 30, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2015 (000)			Dividend Income (000)
$3,604	$93,192	$96,796	$	– 0	–	$2

Brokerage commissions paid on investment transactions for the year ended November 30, 2015 amounted to $527,488, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. Effective February 27, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,519,863, $6,355,050, $2,253,832, and $2,371,852 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$263,699,466		$318,468,619
U.S. government securities	– 0	–	– 0	–

28	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost	$344,317,456

Gross unrealized appreciation	$25,253,239
Gross unrealized depreciation	(20,197,631)

Net unrealized appreciation	$5,055,608

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

AB INTERNATIONAL VALUE FUND •	29

Notes to Financial Statements

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended November 30, 2015, the Fund held futures for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended November 30, 2015, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically

30	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At November 30, 2015, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$47,420	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	1,630,992		Unrealized depreciation on forward currency exchange contracts	$2,741,769

Total		$1,678,412			$2,741,769

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended November 30, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$220,348	$(84,814)

AB INTERNATIONAL VALUE FUND •	31

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$707,765	$(2,809,299)

Total		$928,113	$(2,894,113)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2015:

Futures:
Average original value of buy contracts	$1,553,865

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$118,495,041
Average principal amount of sale contracts	$121,853,809

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Fund as of November 30, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets

OTC Derivatives:
Barclays Bank PLC	$9,848	$(9,848)		$	– 0	–	$	– 0	–	$	– 0	–
BNP Paribas SA	132,892	– 0	–		– 0	–		– 0	–		132,892
Deutsche Bank AG	7,926	– 0	–		– 0	–		– 0	–		7,926
Goldman Sachs Bank USA	43,579	(43,579)			– 0	–		– 0	–		– 0	–
HSBC Bank USA	241,427	(84,893)			– 0	–		– 0	–		156,534
JPMorgan Chase Bank	1,986	– 0	–		– 0	–		– 0	–		1,986
Morgan Stanley & Co., Inc.	959,188	(60,041)			– 0	–		– 0	–		899,147
Royal Bank of Scotland PLC	46,431	(46,431)			– 0	–		– 0	–		– 0	–
Standard Chartered Bank	48,290	(48,290)			– 0	–		– 0	–		– 0	–
UBS AG	139,425	(139,425)			– 0	–		– 0	–		– 0	–

Total	$1,630,992	$(432,507)		$	– 0	–	$	– 0	–		$1,198,485	^

32	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged			Net Amount of Derivatives Liabilities

Exchange-Traded Derivatives:
Goldman Sachs & Co**	$3,363	$	– 0	–		$(3,363)		$	– 0	–	$	– 0	–

Total	$3,363	$	– 0	–		$(3,363)		$	– 0	–	$	– 0	–

OTC Derivatives:
Barclays Bank PLC	$372,361		$(9,848)		$	– 0	–	$	– 0	–		$362,513
Credit Suisse International	398,996		– 0	–		– 0	–		– 0	–		398,996
Goldman Sachs Bank USA	134,171		(43,579)			– 0	–		– 0	–		90,592
HSBC Bank USA	84,893		(84,893)			– 0	–		– 0	–		– 0	–
Morgan Stanley & Co., Inc.	60,041		(60,041)			– 0	–		– 0	–		– 0	–
Royal Bank of Scotland PLC	506,059		(46,431)			– 0	–		– 0	–		459,628
Standard Chartered Bank	204,275		(48,290)			– 0	–		– 0	–		155,985
State Street Bank & Trust Co.	345,589		– 0	–		– 0	–		– 0	–		345,589
UBS AG	635,384		(139,425)			– 0	–		– 0	–		495,959

Total	$2,741,769		$(432,507)		$	– 0	–	$	– 0	–		$2,309,262	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at November 30, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

AB INTERNATIONAL VALUE FUND •	33

Notes to Financial Statements

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2015, the Fund had securities on loan with a value of $5,622,333 and had received cash collateral which has been invested into AB Exchange Reserves of $6,188,055. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $249,118 and $7,440 from the borrowers and AB Exchange Reserves, respectively, for the year ended November 30, 2015; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Exchange Reserves for the year ended November 30, 2015 is as follows:

Market Value November 30, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2015 (000)
$10,689	$191,015	$195,516	$6,188

34	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2015	Year Ended November 30, 2014	Year Ended November 30, 2015	Year Ended November 30, 2014

Class A
Shares sold	1,264,234	1,479,465	$16,217,860	$19,835,020

Shares issued in reinvestment of dividends	441,621	839,881	5,427,521	10,968,844

Shares converted from Class B	372,027	315,502	4,775,816	4,208,710

Shares redeemed	(3,839,321)	(6,530,907)	(49,136,607)	(87,385,339)

Net decrease	(1,761,439)	(3,896,059)	$(22,715,410)	$(52,372,765)

Class B
Shares sold	10,861	9,764	$138,607	$125,954

Shares issued in reinvestment of dividends	10,404	39,022	125,788	498,708

Shares converted to Class A	(379,420)	(323,547)	(4,775,816)	(4,208,710)

Shares redeemed	(83,776)	(186,791)	(1,051,009)	(2,448,947)

Net decrease	(441,931)	(461,552)	$(5,562,430)	$(6,032,995)

Class C
Shares sold	469,017	369,059	$5,823,664	$4,794,090

Shares issued in reinvestment of dividends	123,940	242,059	1,487,265	3,086,258

Shares redeemed	(1,413,664)	(1,587,625)	(17,595,169)	(20,662,807)

Net decrease	(820,707)	(976,507)	$(10,284,240)	$(12,782,459)

Advisor Class
Shares sold	819,642	2,312,761	$10,803,628	$31,667,979

Shares issued in reinvestment of dividends	194,083	406,486	2,433,807	5,418,460

Shares redeemed	(1,652,396)	(5,134,028)	(21,607,242)	(69,409,835)

Net decrease	(638,671)	(2,414,781)	$(8,369,807)	$(32,323,396)

Class R
Shares sold	384,514	330,561	$4,887,857	$4,406,459

Shares issued in reinvestment of dividends	57,898	100,867	706,358	1,309,255

Shares redeemed	(786,901)	(811,417)	(9,933,143)	(10,816,150)

Net decrease	(344,489)	(379,989)	$(4,338,928)	$(5,100,436)

AB INTERNATIONAL VALUE FUND •	35

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2015	Year Ended November 30, 2014	Year Ended November 30, 2015	Year Ended November 30, 2014

Class K
Shares sold	245,437	191,631	$3,139,543	$2,545,893

Shares issued in reinvestment of dividends	37,423	86,751	458,438	1,129,490

Shares redeemed	(427,207)	(880,060)	(5,390,874)	(11,667,869)

Net decrease	(144,347)	(601,678)	$(1,792,893)	$(7,992,486)

Class I
Shares sold	37,370	16,861	$476,693	$226,428

Shares issued in reinvestment of dividends	5,963	8,445	73,054	110,127

Shares redeemed	(14,286)	(40,263)	(185,362)	(536,104)

Net increase (decrease)	29,047	(14,957)	$364,385	$(199,549)

For the year ended November 30, 2014, the Fund received $14,219 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

36	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2015.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2015 and November 30, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$12,001,087	$24,831,775

Total taxable distributions paid	$12,001,087	$24,831,775

As of November 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,518,987
Accumulated capital and other losses	(4,715,761,061	)(a)
Unrealized appreciation/(depreciation)	4,942,149	(b)

Total accumulated earnings/(deficit)	$(4,707,299,925	)(c)

(a)

As of November 30, 2015, the Fund had a net capital loss carryforward of $4,715,761,061. During the fiscal year, the Fund utilized $13,081,251 of capital loss carryforwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of refunded EU foreign tax reclaims.

AB INTERNATIONAL VALUE FUND •	37

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of November 30, 2015, the Fund had a net capital loss carryforward of $4,715,761,061 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 910,262,011	n/a	2016
3,355,600,017	n/a	2017
200,531,013	n/a	2018
123,201,431	n/a	2019
38,129,469	$88,037,120	no expiration

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications, the tax treatment of passive foreign investment companies (PFICs), reclassifications of foreign capital gains tax, and the tax treatment of contributions from Affiliates resulted in a net increase in undistributed net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in paid-in capital. These reclassifications had no effect on net assets.

NOTE J

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

38	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended November 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.06	$ 13.86	$ 11.24	$ 11.31	$ 13.07

Income From Investment Operations
Net investment income(a)	.24	.38	.21	.25	.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.23)	(.55)	2.77	.18	(1.55)
Contributions from Affiliates	.00	(b)	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.01	(.17)	2.98	.43	(1.31)

Less: Dividends
Dividends from net investment income	(.40)	(.63)	(.36)	(.50)	(.45)

Net asset value, end of period	$ 12.67	$ 13.06	$ 13.86	$ 11.24	$ 11.31

Total Return
Total investment return based on net asset value(c)	.14	%^	(1.19)%	27.13%	4.16	%*†	(10.60)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$168	$197	$263	$289	$501
Ratio to average net assets of:
Expenses	1.41%	1.47%	1.42%	1.41%	1.38%
Net investment income	1.90%	2.80%	1.70%	2.33%	1.81%
Portfolio turnover rate	71%	60%	56%	34%	52%

See footnote summary on page 45.

AB INTERNATIONAL VALUE FUND •	39

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Year Ended November 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.70	$ 13.46	$ 10.91	$ 10.95	$ 12.65

Income From Investment Operations
Net investment income(a)	.11	.29	.12	.16	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.20)	(.54)	2.69	.18	(1.50)
Contributions from Affiliates	.00	(b)	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.09)	(.25)	2.81	.34	(1.37)

Less: Dividends
Dividends from net investment income	(.24)	(.51)	(.26)	(.38)	(.33)

Net asset value, end of period	$ 12.37	$ 12.70	$ 13.46	$ 10.91	$ 10.95

Total Return
Total investment return based on net asset value(c)	(.70	)%^	(1.86)%	26.21%	3.30	%*†	(11.29)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,289	$7,961	$14,653	$19,381	$29,540
Ratio to average net assets of:
Expenses	2.23%	2.18%	2.14%	2.19%	2.16%
Net investment income	.87%	2.23%	.97%	1.51%	1.04%
Portfolio turnover rate	71%	60%	56%	34%	52%

See footnote summary on page 45.

40	• AB INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended November 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.67	$ 13.46	$ 10.92	$ 10.97	$ 12.67

Income From Investment Operations
Net investment income(a)	.14	.27	.12	.17	.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.23)	(.52)	2.69	.17	(1.51)
Contributions from Affiliates	.00	(b)	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.09)	(.25)	2.81	.34	(1.37)

Less: Dividends
Dividends from net investment income	(.30)	(.54)	(.27)	(.39)	(.33)

Net asset value, end of period	$ 12.28	$ 12.67	$ 13.46	$ 10.92	$ 10.97

Total Return
Total investment return based on net asset value(c)	(.62	)%^	(1.87)%	26.26%	3.36	%*†	(11.27)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$58,504	$70,775	$88,329	$91,261	$129,755
Ratio to average net assets of:
Expenses	2.15%	2.17%	2.13%	2.13%	2.11%
Net investment income	1.15%	2.05%	.99%	1.57%	1.09%
Portfolio turnover rate	71%	60%	56%	34%	52%

See footnote summary on page 45.

AB INTERNATIONAL VALUE FUND •	41

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.37	$ 14.17	$ 11.49	$ 11.55	$ 13.36

Income From Investment Operations
Net investment income(a)	.28	.43	.25	.29	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.24)	(.55)	2.83	.18	(1.59)
Contributions from Affiliates	.00	(b)	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.04	(.12)	3.08	.47	(1.31)

Less: Dividends
Dividends from net investment income	(.45)	(.68)	(.40)	(.53)	(.50)

Net asset value, end of period	$ 12.96	$ 13.37	$ 14.17	$ 11.49	$ 11.55

Total Return
Total investment return based on net asset value(c)	.38	%^	(.85)%	27.49%	4.46	%*†	(10.39)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$81	$92	$132	$140	$292
Ratio to average net assets of:
Expenses	1.14%	1.16%	1.12%	1.11%	1.10%
Net investment income	2.16%	3.17%	2.00%	2.57%	2.08%
Portfolio turnover rate	71%	60%	56%	34%	52%

See footnote summary on page 45.

42	• AB INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended November 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.96	$ 13.75	$ 11.16	$ 11.24	$ 13.00

Income From Investment Operations
Net investment income(a)	.20	.34	.18	.23	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.24)	(.52)	2.76	.17	(1.56)
Contributions from Affiliates	.00	(b)	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.04)	(.18)	2.94	.40	(1.34)

Less: Dividends
Dividends from net investment income	(.38)	(.61)	(.35)	(.48)	(.42)

Net asset value, end of period	$ 12.54	$ 12.96	$ 13.75	$ 11.16	$ 11.24

Total Return
Total investment return based on net asset value(c)	(.23	)%^	(1.35)%	26.92%	3.92	%*†	(10.83)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,181	$24,286	$30,986	$34,488	$43,628
Ratio to average net assets of:
Expenses	1.69%	1.63%	1.61%	1.59%	1.56%
Net investment income	1.60%	2.59%	1.51%	2.16%	1.65%
Portfolio turnover rate	71%	60%	56%	34%	52%

See footnote summary on page 45.

AB INTERNATIONAL VALUE FUND •	43

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended November 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.04	$ 13.86	$ 11.23	$ 11.26	$ 13.03

Income From Investment Operations
Net investment income(a)	.25	.36	.22	.27	.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.25)	(.51)	2.77	.17	(1.54)
Contributions from Affiliates	.00	(b)	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	– 0	–	(.15)	2.99	.44	(1.29)

Less: Dividends
Dividends from net investment income	(.42)	(.67)	(.36)	(.47)	(.48)

Net asset value, end of period	$ 12.62	$ 13.04	$ 13.86	$ 11.23	$ 11.26

Total Return
Total investment return based on net asset value(c)	.07	%^	(1.06)%	27.28%	4.28	%*†	(10.52)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,979	$14,257	$23,484	$15,737	$38,454
Ratio to average net assets of:
Expenses	1.38%	1.32%	1.30%	1.28%	1.25%
Net investment income	1.93%	2.72%	1.78%	2.54%	1.91%
Portfolio turnover rate	71%	60%	56%	34%	52%

See footnote summary on page 45.

44	• AB INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Year Ended November 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.11	$ 13.92	$ 11.30	$ 11.40	$ 13.20

Income From Investment Operations
Net investment income(a)	.31	.44	.26	.30	.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.25)	(.54)	2.79	.19	(1.56)
Contributions from Affiliates	.00	(b)	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.06	(.10)	3.05	.49	(1.26)

Less: Dividends
Dividends from net investment income	(.49)	(.71)	(.43)	(.59)	(.54)

Net asset value, end of period	$ 12.68	$ 13.11	$ 13.92	$ 11.30	$ 11.40

Total Return
Total investment return based on net asset value(c)	.57	%^	(.67)%	27.81%	4.75	%*†	(10.23)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,598	$3,342	$3,754	$17,001	$210,944
Ratio to average net assets of:
Expenses	.93%	.89%	.85%	.85%	.86%
Net investment income	2.39%	3.30%	2.22%	2.70%	2.28%
Portfolio turnover rate	71%	60%	56%	34%	52%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended November 30, 2012 by 0.02%.

†	Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the year ended November 30, 2012 by 0.01%.

^	Includes the impact of foreign withholding tax reclaims received, which enhanced the Fund’s performance for the year ended November 30, 2015 by 0.33%. See Note A.4.

See notes to financial statements.

AB INTERNATIONAL VALUE FUND •	45

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AB International Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB International Value Fund (the “Fund”) (formerly AllianceBernstein International Value Fund), one of the series constituting AB Trust (formerly AllianceBernstein Trust), as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB International Value Fund, one of the series constituting AB Trust, at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 27, 2016

46	• AB INTERNATIONAL VALUE FUND

Report of Independent Registered Public Accounting Firm

2015 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2015.

For the taxable year ended November 30, 2015, the Fund designates $6,655,916 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2016.

AB INTERNATIONAL VALUE FUND •	47

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Robert M. Keith, President and
Michael J. Downey(1)	Chief Executive Officer
William H. Foulk, Jr.(1)	Garry L. Moody(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,	Emilie D. Wrapp, Secretary
Senior Vice President and Independent Compliance Officer	Joseph J. Mantineo, Treasurer and Chief Financial Officer
Kevin F. Simms(2), Senior Vice	Phyllis J. Clarke, Controller
President	Vincent S. Noto, Chief Compliance
Takeo Aso(2), Vice President	Officer
Avi Lavi(2), Vice President

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the International Value Senior Investment Management Team. Messrs. Aso, Lavi and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

48	• AB INTERNATIONAL VALUE FUND

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	110	None

AB INTERNATIONAL VALUE FUND •	49

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 74 (2005)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership experience and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	110	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 73 (2001)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	110	None

50	• AB INTERNATIONAL VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of The Merger Fund (registered investment company) since prior to 2011 until 2013. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	110	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 83 (2001)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	110	None

AB INTERNATIONAL VALUE FUND •	51

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	110	None

Nancy P. Jacklin, ## 67 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	110	None

52	• AB INTERNATIONAL VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 63 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	110	None

Earl D. Weiner, ## 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	110	None

AB INTERNATIONAL VALUE FUND •	53

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

54	• AB INTERNATIONAL VALUE FUND

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Kevin F. Simms 49	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Takeo Aso 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

AVI LAVI 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Emilie D. Wrapp 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abglobal.com, for a free prospectus or SAI.

AB INTERNATIONAL VALUE FUND •	55

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AB Trust, Inc. (the “Trust”) in respect of AB International Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment

1	The information in the fee summary was completed on April 23, 2015 and discussed with the Board of Trustees on May 5-7, 2015.

2	Future references to the Fund do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

56	• AB INTERNATIONAL VALUE FUND

adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Fund	Category	Advisory Fee	Net Assets 3/31/15 ($MIL)
International Value Fund	International	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$385.6

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $49,605 (0.010% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio		Fiscal Year End
International Value Fund	Advisor	1.16%	November 30
	Class A	1.47%
	Class B	2.18%
	Class C	2.17%
	Class R	1.63%
	Class K	1.32%
	Class I	0.89%

3	Jones v. Harris at 1427.

4	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

AB INTERNATIONAL VALUE FUND •	57

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.5 In addition to the AB Institutional fee schedule,

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

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set forth below is what would have been the effective advisory fee of the Fund had the AB Institutional fee schedule been applicable to the Fund based on March 31, 2015 net assets:6

Fund	Net Assets 3/31/15 ($MIL)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
International Value Fund[7]	$385.6	International Value 0.80% on 1st $25 million 0.60% on next $25 million 0.50% on next $50 million 0.40% on next the balance Minimum account size: $25m	0.452%	0.750%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The International Portfolio of SCB Fund (“SCB International Portfolio”) has a somewhat similar investment style as the Fund. Set forth below are the fee schedule of SCB International Portfolio and what would have been the effective advisory fee of the Fund had the fee schedule of SCB International Portfolio been applicable to the Fund based on March 31, 2015 net assets.

Fund	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Fund Advisory Fee
International Value Fund, Inc.[8]	International Portfolio	0.925% on 1st $1 billion 0.850% on next $3 billion 0.800% on next $2 billion 0.750% on next $2 billion 0.650% thereafter The Adviser is waving 5 basis points in advisory fees effective through October 31, 2015.	0.875%[9]	0.750%

The Adviser also manages the AB Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts.

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	The Fund is similar to the institutional account but has a higher exposure to emerging markets equity securities.

8	The investment guidelines of the Fund are more restrictive than the SCB Fund portfolio. The Fund invests primarily in either growth or value equity securities, in contrast to the SCB Fund portfolio, which invests in both growth and value equity securities.

9	The SCB Fund portfolio effective fee of 0.875% reflects the five basis points advisory fee waiver

AB INTERNATIONAL VALUE FUND •	59

Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.10 Also shown are the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund based on March 31, 2015 net assets:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
International Value Fund	International Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the following sub-advisory relationship. Also shown are the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on March 31, 2015 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
International Value Fund	Client #1[11],[12]	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% on the balance	0.600%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent the sub-advisory relationship is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

While it appears the sub-advisory relationship is paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an

10	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

11	The client is an affiliate of the Adviser.

12	Assets are aggregated with other client portfolios for purposes of calculating the investment advisory fee.

60	• AB INTERNATIONAL VALUE FUND

investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.13 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)14 and the Fund’s contractual management fee ranking.15

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset size comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the Fund’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee (%)[16]	Lipper EG Median (%)	Lipper EG Rank
International Value Fund[17]	0.750	0.860	3/16

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

14	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

15	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

16	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

17	The Fund’s EG includes the Fund, four other International Multi Cap Value (“IMLV”) funds, one International Large Cap Value (“ILCV”) fund, and ten International Multi-Cap Core (“IMLC”) funds.

AB INTERNATIONAL VALUE FUND •	61

Lipper also compared the Fund’s most recently completed fiscal year total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, normally consisting of all funds that have the same investment classification/objective and load type as the subject fund. However, because Lipper had expanded the Fund’s EG, under Lipper’s standard guidelines, the Fund’s EU was also expanded to include the universes of those peers that have a similar but not the same investment classification/objective. Set forth below is Lipper’s comparison of the Fund’s total expense ratio and the median of the Fund’s EG and EU. The Portfolio’s total expense ratio ranking is also shown.

Fund	Total Expense Ratio (%)[18]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
International Value Fund[19]	1.466	1.397	13/16	1.405	47/67

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship

18	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

19	The Fund’s EU includes the Fund, EG, and all other IMLV, ILCV and IMCC funds, excluding outliers.

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between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $3,617, $1,801,906 and $6,471 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.20

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $535,163 in fees from the Fund.

The Fund did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto

20	Effective March 1, 2015, ABI implemented a reduction to the Fund’s Class A distribution service payment rate from 0.30% to 0.25%.

AB INTERNATIONAL VALUE FUND •	63

any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli21 study on advisory fees and various fund characteristics.22 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.23 The independent consultant then discussed the results of the

21	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

22	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

23	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

64	• AB INTERNATIONAL VALUE FUND

regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund24 relative to its Lipper Performance Universe (“PU”)25 for the periods ended February 28, 2015.26

	Fund (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-1.31	-2.45	-2.92	2/5	6/19
3 year	7.02	7.02	7.64	3/5	12/17
5 year	4.36	5.44	6.46	4/5	12/14
10 year	1.31	3.41	3.73	5/5	12/12

24	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper.

25	The Fund’s PG/PU is not identical to the Fund’s EG/EU as the criteria for including or excluding a fund in a PG/PU is somewhat different from that of an EG/EU.

26	Lipper investment classification/objective dictates the PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

AB INTERNATIONAL VALUE FUND •	65

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)27 versus its benchmark.28 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.29

	Periods Ending February 28, 2015 Annualized Performance
					Since	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Inception (%)	Volatility (%)	Sharpe (%)
International Value Fund	-1.31	7.02	4.36	1.31	5.30	21.59	0.10	10
MSCI EAFE Index (Net)	-0.03	9.41	7.78	4.84	5.43	18.10	0.27	10
Inception Date: March 29, 2001

CONCLUSION:

The Senior Officer observed that the Fund has a relatively high total expense ratio compared to its Lipper peers, and recommended that the Directors consider discussing with the Adviser to reduce the Fund’s total expense ratio. Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2015

27	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

28	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2015.

29	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

66	• AB INTERNATIONAL VALUE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

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Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

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International Portfolio

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International/Global Growth

International Growth Fund

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International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

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Minnesota Portfolio

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Taxable

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ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

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Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB INTERNATIONAL VALUE FUND •	67

AB Family of Funds

NOTES

68	• AB INTERNATIONAL VALUE FUND

AB INTERNATIONAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IV-0151-1115

NOV    11.30.15

ANNUAL REPORT

AB VALUE FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

January 14, 2016

Annual Report

This report provides management’s discussion of fund performance for AB Value Fund (the “Fund”) for the annual reporting period ended November 30, 2015. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein Value Fund to AB Value Fund.

Investment Objectives and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of US companies with relatively large market capitalizations that AllianceBernstein L.P. (the “Adviser”) believes are undervalued. The Fund invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended November 30, 2015.

All share classes of the Fund underperformed the benchmark for both periods, before sales charges. For the 12-month period, security selection within the consumer growth, utilities and financials sectors detracted from performance, as did overweights in technology and consumer cyclicals, relative to the benchmark. Security selection in the services, energy and technology sectors contributed. For the six-month period, security selection in the consumer cyclicals, financials, industrial resources, consumer growth and utilities sectors detracted from performance; sector selection was negative due to overweights in consumer cyclicals and technology. Positive security selection in the technology, energy, services and capital equipment sectors contributed.

The Fund did not utilize leverage or derivatives during either period.

AB VALUE FUND •	1

Market Review and Investment Strategy

US equities fluctuated during the 12-month period. Uncertainty about the impact of falling oil prices caused global equities to decline, though positive US economic news and increased speculation that struggling economies would take measures to spur growth helped lift investor sentiment. While concern about falling oil prices pressured markets, stocks rebounded following market-friendly comments from the US Federal Reserve (the “Fed”) and a series of reports highlighting the strength of the US economy. In Japan, inflation continued to slow, retail sales and industrial production declined and corporate sentiment worsened; in an effort to revive Japan’s economy, the government approved stimulus measures. Investors welcomed 2015 with optimism, thanks to the announcement of the quantitative easing program by the European Central Bank (the “ECB”). Investors however were unsettled at times by speculation over central bank actions, volatile trading in China’s mainland stock markets and the final outcome of the negotiations between Greece and its official creditors over the country’s looming debt default. By the end of the reporting period, stocks settled as a series of central bank releases appeared to calm jittery investors. Comments from Fed officials suggested that the first tightening move was likely before year-end and that the move toward additional rate hikes would be gradual. Senior ECB officials reinforced their intent to support the eurozone economy if inflation and growth remain sluggish.

The US Value Senior Investment Management Team (the “Team”) has continued to focus on attractively valued opportunities, which remain widespread across most industry sectors and regions. The Team prefers companies with robust cash flow generation and strong balance sheets, whose stocks are trading at deep valuation discounts.

2	• AB VALUE FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Russell 1000® Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of 1,000 large-cap value companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB VALUE FUND •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Value Fund*
Class A	-4.87%	-3.07%

Class B†	-4.93%	-3.13%

Class C	-5.23%	-3.77%

Advisor Class‡	-4.80%	-2.84%

Class R‡	-5.06%	-3.47%

Class K‡	-4.95%	-3.16%

Class I‡	-4.77%	-2.81%

Russell 1000 Value Index	-3.08%	-1.11%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended November 30, 2015 by 0.11% and 0.13%, respectively.

†     Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

‡     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• AB VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

11/30/05 TO 11/30/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Value Fund Class A shares (from 11/30/05 to 11/30/15) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

AB VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-3.07%	-7.17%
5 Years	11.62%	10.65%
10 Years	3.74%	3.29%

Class B Shares
1 Year	-3.13%	-6.95%
5 Years	11.56%	11.56%
10 Years(a)	3.67%	3.67%

Class C Shares
1 Year	-3.77%	-4.72%
5 Years	10.83%	10.83%
10 Years	2.97%	2.97%

Advisor Class Shares*
1 Year	-2.84%	-2.84%
5 Years	11.94%	11.94%
10 Years	4.03%	4.03%

Class R Shares*
1 Year	-3.47%	-3.47%
5 Years	11.22%	11.22%
10 Years	3.38%	3.38%

Class K Shares*
1 Year	-3.16%	-3.16%
5 Years	11.56%	11.56%
10 Years	3.73%	3.73%

Class I Shares*
1 Year	-2.81%	-2.81%
5 Years	12.04%	12.04%
10 Years	4.10%	4.10%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.04%, 1.76%, 1.74%, 0.74%, 1.42%, 1.11% and 0.68% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

6	• AB VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-11.59%
5 Years	8.11%
10 Years	2.80%

Class B Shares
1 Year	-11.37%
5 Years	8.99%
10 Years(a)	3.18%

Class C Shares
1 Year	-9.23%
5 Years	8.27%
10 Years	2.49%

Advisor Class Shares*
1 Year	-7.34%
5 Years	9.39%
10 Years	3.54%

Class R Shares*
1 Year	-8.01%
5 Years	8.67%
10 Years	2.89%

Class K Shares*
1 Year	-7.67%
5 Years	9.02%
10 Years	3.23%

Class I Shares*
1 Year	-7.36%
5 Years	9.46%
10 Years	3.61%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

AB VALUE FUND •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$951.30	$5.04	1.03%
Hypothetical**	$1,000	$1,019.90	$5.22	1.03%
Class B
Actual	$1,000	$950.70	$5.38	1.10%
Hypothetical**	$1,000	$1,019.55	$5.57	1.10%
Class C
Actual	$1,000	$947.70	$8.50	1.74%
Hypothetical**	$1,000	$1,016.34	$8.80	1.74%
Advisor Class
Actual	$1,000	$952.00	$3.57	0.73%
Hypothetical**	$1,000	$1,021.41	$3.70	0.73%
Class R
Actual	$1,000	$949.40	$6.94	1.42%
Hypothetical**	$1,000	$1,017.95	$7.18	1.42%
Class K
Actual	$1,000	$950.50	$5.43	1.11%
Hypothetical**	$1,000	$1,019.50	$5.62	1.11%
Class I
Actual	$1,000	$952.30	$3.33	0.68%
Hypothetical**	$1,000	$1,021.66	$3.45	0.68%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

8	• AB VALUE FUND

Expense Example

PORTFOLIO SUMMARY

November 30, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $399.5

TEN LARGEST HOLDINGS†

November 30, 2015 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Bank of America Corp.	$17,357,805	4.4%
Wells Fargo & Co.	17,245,694	4.3
Allstate Corp. (The)	16,595,627	4.2
CF Industries Holdings, Inc.	13,938,801	3.5
Pfizer, Inc.	12,785,511	3.2
Applied Materials, Inc.	12,569,856	3.1
Aetna, Inc.	12,278,214	3.1
Microsoft Corp.	12,103,799	3.0
EOG Resources, Inc.	12,062,142	3.0
Capital One Financial Corp.	11,909,496	3.0
	$138,846,945	34.8%

*	All data are as of November 30, 2015. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

†	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

AB VALUE FUND •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2015

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.3%
Financials – 28.1%
Banks – 12.0%
Bank of America Corp.	995,858	$17,357,805
Citizens Financial Group, Inc.	423,455	11,276,606
JPMorgan Chase & Co.	31,313	2,087,951
Wells Fargo & Co.	312,989	17,245,694

		47,968,056

Consumer Finance – 6.6%
Capital One Financial Corp.	151,694	11,909,496
Discover Financial Services	70,907	4,024,682
OneMain Holdings, Inc.(a)	86,381	4,186,023
Synchrony Financial(a)	196,106	6,242,054

		26,362,255

Diversified Financial Services – 1.8%
Voya Financial, Inc.	175,029	7,123,680

Insurance – 7.7%
Allstate Corp. (The)	264,430	16,595,627
American Financial Group, Inc./OH	41,100	3,041,400
Aon PLC	42,960	4,070,030
First American Financial Corp.	76,965	3,035,500
FNF Group	115,456	4,139,098

		30,881,655

		112,335,646

Information Technology – 14.8%
Electronic Equipment, Instruments & Components – 1.4%
Keysight Technologies, Inc.(a)	187,996	5,792,157

IT Services – 1.7%
Xerox Corp.	643,528	6,789,221

Semiconductors & Semiconductor Equipment – 3.1%
Applied Materials, Inc.	669,678	12,569,856

Software – 5.1%
Microsoft Corp.	222,701	12,103,799
Oracle Corp.	207,905	8,102,058

		20,205,857

Technology Hardware, Storage & Peripherals – 3.5%
Hewlett Packard Enterprise Co.(a)	508,178	7,551,525
HP, Inc.	508,178	6,372,552

		13,924,077

		59,281,168

10	• AB VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 13.0%
Auto Components – 3.6%
Lear Corp.	48,792	$6,142,913
Magna International, Inc. (New York) – Class A	179,855	8,172,611

		14,315,524

Media – 2.9%
Comcast Corp. – Class A	96,012	5,843,290
Time Warner, Inc.	84,084	5,884,199

		11,727,489

Multiline Retail – 2.8%
Dollar General Corp.	106,747	6,982,321
Kohl’s Corp.	87,101	4,105,070

		11,087,391

Specialty Retail – 3.7%
Foot Locker, Inc.	90,417	5,877,105
GameStop Corp. – Class A(b)	157,622	5,521,499
Office Depot, Inc.(a)	536,416	3,534,981

		14,933,585

		52,063,989

Health Care – 11.0%
Biotechnology – 1.9%
Gilead Sciences, Inc.	71,843	7,612,484

Health Care Providers & Services – 5.9%
Aetna, Inc.	119,496	12,278,214
Anthem, Inc.	27,542	3,590,926
UnitedHealth Group, Inc.	66,782	7,526,999

		23,396,139

Pharmaceuticals – 3.2%
Pfizer, Inc.	390,159	12,785,511

		43,794,134

Energy – 9.6%
Oil, Gas & Consumable Fuels – 9.6%
EOG Resources, Inc.	144,578	12,062,142
Hess Corp.	82,754	4,882,486
Marathon Petroleum Corp.	81,376	4,753,172
Murphy Oil Corp.	190,224	5,436,602
SM Energy Co.(b)	66,402	1,950,227
Valero Energy Corp.	127,624	9,171,061

		38,255,690

Industrials – 8.8%
Aerospace & Defense – 2.0%
L-3 Communications Holdings, Inc.	64,492	7,894,466

Airlines – 2.8%
Delta Air Lines, Inc.	156,701	7,280,328
JetBlue Airways Corp.(a)	157,159	3,888,114

		11,168,442

AB VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Electrical Equipment – 1.9%
Eaton Corp. PLC	132,225	$7,690,206

Machinery – 2.1%
ITT Corp.	210,213	8,347,558

		35,100,672

Materials – 6.0%
Chemicals – 6.0%
CF Industries Holdings, Inc.	302,098	13,938,801
LyondellBasell Industries NV – Class A	105,296	10,089,463

		24,028,264

Utilities – 3.7%
Electric Utilities – 3.6%
Edison International	108,340	6,431,062
PPL Corp.	232,738	7,922,402

		14,353,464

Gas Utilities – 0.1%
UGI Corp.	12,377	429,110

		14,782,574

Consumer Staples – 2.3%
Tobacco – 2.3%
Altria Group, Inc.	159,853	9,207,533

Telecommunication Services – 1.0%
Wireless Telecommunication Services – 1.0%
Vodafone Group PLC (Sponsored ADR)	120,900	4,057,404

Total Common Stocks (cost $364,782,528)		392,907,074

SHORT-TERM INVESTMENTS – 0.6%
Investment Companies – 0.6%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.16%(c)(d) (cost $2,199,420)	2,199,420	2,199,420

Total Investments Before Security Lending Collateral for Securities Loaned – 98.9% (cost $366,981,948)		395,106,494

12	• AB VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.9%
Investment Companies – 1.9%
AB Exchange Reserves – Class I, 0.15%(c)(d) (cost $7,801,269)	7,801,269	$7,801,269

Total Investments – 100.8% (cost $374,783,217)		402,907,763
Other assets less liabilities – (0.8)%		(3,391,183)

Net Assets – 100.0%		$399,516,580

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

AB VALUE FUND •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2015

Assets
Investments in securities, at value
Unaffiliated issuers (cost $364,782,528)	$392,907,074	(a)
Affiliated issuers (cost $10,000,689 – including investment of cash collateral for securities loaned of $7,801,269)	10,000,689
Receivable for investment securities sold	3,812,226
Dividends and interest receivable	891,000
Receivable for shares of beneficial interest sold	438,384

Total assets	408,049,373

Liabilities
Payable for collateral received on securities loaned	7,801,269
Payable for shares of beneficial interest redeemed	355,799
Advisory fee payable	175,177
Distribution fee payable	28,449
Transfer Agent fee payable	13,235
Administrative fee payable	8,422
Accrued expenses	150,442

Total liabilities	8,532,793

Net Assets	$399,516,580

Composition of Net Assets
Paid-in capital	$461,051,598
Undistributed net investment income	5,212,800
Accumulated net realized loss on investment transactions	(94,872,364)
Net unrealized appreciation on investments	28,124,546

	$399,516,580

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$54,560,334	3,937,797	$13.86	*

B	$1,474,882	106,196	$13.89

C	$15,571,453	1,131,979	$13.76

Advisor	$313,390,480	22,554,909	$13.89

R	$1,127,144	82,352	$13.69

K	$10,344,553	759,757	$13.62

I	$3,047,734	221,149	$13.78

(a)	Includes securities on loan with a value of $7,471,725 (see Note E).

*	The maximum offering price per share for Class A shares was $14.48 which reflects a sales charge of 4.25%.

See notes to financial statements.

14	• AB VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2015

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $13,377)	$8,844,431
Affiliated issuers	10,069
Securities lending income	205,900	$9,060,400

Expenses
Advisory fee (see Note B)	2,284,324
Distribution fee—Class A	177,108
Distribution fee—Class B	19,022
Distribution fee—Class C	171,679
Distribution fee—Class R	7,901
Distribution fee—Class K	29,680
Transfer agency—Class A	38,244
Transfer agency—Class B	2,217
Transfer agency—Class C	11,987
Transfer agency—Advisor Class	207,730
Transfer agency—Class R	3,907
Transfer agency—Class K	23,149
Transfer agency—Class I	639
Custodian	141,641
Registration fees	99,580
Printing	54,661
Administrative	52,313
Audit and tax	51,779
Legal	40,915
Trustees’ fees	21,218
Miscellaneous	15,822

Total expenses	3,455,516
Less: expenses waived by the Distributor (see Note C)	(13,315)

Net expenses		3,442,201

Net investment income		5,618,199

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		45,124,710
Net change in unrealized appreciation/depreciation of investments		(62,619,580)

Net loss on investment transactions		(17,494,870)

Net Decrease in Net Assets from Operations		$(11,876,671)

See notes to financial statements.

AB VALUE FUND •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2015	Year Ended November 30, 2014

Increase (Decrease) in Net Assets from Operations
Net investment income	$5,618,199	$7,011,535
Net realized gain on investment transactions	45,124,710	51,904,799
Net change in unrealized appreciation/depreciation of investments	(62,619,580)	(5,375,544)

Net increase (decrease) in net assets from operations	(11,876,671)	53,540,790
Dividends to Shareholders from
Net investment income
Class A	(902,545)	(618,037)
Class B	(31,997)	(36,213)
Class C	(143,445)	(66,765)
Advisor Class	(5,659,847)	(4,414,965)
Class R	(21,627)	(11,982)
Class K	(178,815)	(112,638)
Class I	(62,646)	(41,572)
Transactions in Shares of Beneficial Interest
Net decrease	(7,399,319)	(59,646,588)

Total decrease	(26,276,912)	(11,407,970)
Net Assets
Beginning of period	425,793,492	437,201,462

End of period (including undistributed net investment income of $5,212,800 and $6,595,523, respectively)	$399,516,580	$425,793,492

See notes to financial statements.

16	• AB VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2015

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. Prior to January 20, 2015, the Trust was known as AllianceBernstein Trust. The Trust operates as a series company currently comprised of the following three funds: the AB International Value Fund, the AB Discovery Value Fund and the AB Value Fund. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Value Fund (the “Fund”). Prior to January 20, 2015, the Fund was known as AllianceBernstein Value Fund. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Trust is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

AB VALUE FUND •	17

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors

18	• AB VALUE FUND

Notes to Financial Statements

considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as

AB VALUE FUND •	19

Notes to Financial Statements

Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2015:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$392,907,074		$	– 0	–	$	– 0	–	$392,907,074
Short-Term Investments	2,199,420			–0	–		– 0	–	2,199,420
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	7,801,269			– 0	–		– 0	–	7,801,269

Total Investments in Securities	402,907,763			– 0	–		– 0	–	402,907,763
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total^	$402,907,763		$	– 0	–	$	– 0	–	$402,907,763

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation

20	• AB VALUE FUND

Notes to Financial Statements

versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

AB VALUE FUND •	21

Notes to Financial Statements

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2015, the reimbursement for such services amounted to $52,313.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $148,890 for the year ended November 30, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,412 from the sale of Class A shares and received $1,084, $391 and $394 in

22	• AB VALUE FUND

Notes to Financial Statements

contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2015.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2015 is as follows:

Market Value November 30, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2015 (000)	Dividend Income (000)
$8,623	$155,807	$162,231	$2,199	$5

Brokerage commissions paid on investment transactions for the year ended November 30, 2015 amounted to $326,562, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. As of November 1, 2005, with respect to Class B shares, payments to the Distributor are voluntarily being limited to .30% of the average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. For the year ended November 30, 2015, such waiver amounted to $13,315. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $506,402, $935,794, $139,918, and $81,785 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for

AB VALUE FUND •	23

Notes to Financial Statements

recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$373,015,842		$384,039,183
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$378,975,717

Gross unrealized appreciation	$40,564,705
Gross unrealized depreciation	(16,632,659)

Net unrealized appreciation	$23,932,046

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended November 30, 2015.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

24	• AB VALUE FUND

Notes to Financial Statements

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2015, the Fund had securities on loan with a value of $7,471,725 and had received cash collateral which has been invested into AB Exchange Reserves of $7,801,269. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $205,900 and $4,620 from the borrowers and AB Exchange Reserves, respectively, for the year ended November 30, 2015; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Exchange Reserves for the year ended November 30, 2015 is as follows:

Market Value November 30, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2015 (000)
$4,085	$47,149	$43,433	$7,801

AB VALUE FUND •	25

Notes to Financial Statements

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2015	Year Ended November 30, 2014	Year Ended November 30, 2015	Year Ended November 30, 2014

Class A
Shares sold	238,237	355,424	$3,373,339	$4,786,045

Shares issued in reinvestment of dividends	56,897	43,629	814,200	559,772

Shares converted from Class B	64,123	88,018	910,997	1,195,439

Shares redeemed	(695,918)	(967,146)	(9,855,225)	(13,061,336)

Net decrease	(336,661)	(480,075)	$(4,756,689)	$(6,520,080)

Class B
Shares sold	7,435	12,533	$105,937	$170,959

Shares issued in reinvestment of dividends	2,047	2,573	29,375	33,058

Shares converted to Class A	(63,960)	(87,874)	(910,997)	(1,195,439)

Shares redeemed	(18,585)	(38,418)	(265,641)	(531,332)

Net decrease	(73,063)	(111,186)	$(1,041,326)	$(1,522,754)

Class C
Shares sold	50,671	68,423	$710,471	$911,453

Shares issued in reinvestment of dividends	8,555	4,622	122,335	59,299

Shares redeemed	(219,233)	(181,334)	(3,077,066)	(2,427,358)

Net decrease	(160,007)	(108,289)	$(2,244,260)	$(1,456,606)

Advisor Class
Shares sold	3,988,417	4,925,596	$56,419,819	$66,991,939

Shares issued in reinvestment of dividends	343,257	302,157	4,912,006	3,876,673

Shares redeemed	(4,105,329)	(9,007,225)	(58,349,071)	(121,154,500)

Net increase (decrease)	226,345	(3,779,472)	$2,982,754	$(50,285,888)

Class R
Shares sold	28,372	34,576	$397,891	$458,324

Shares issued in reinvestment of dividends	1,525	942	21,627	11,982

Shares redeemed	(87,154)	(43,601)	(1,222,603)	(575,188)

Net decrease	(57,257)	(8,083)	$(803,085)	$(104,882)

26	• AB VALUE FUND

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2015	Year Ended November 30, 2014	Year Ended November 30, 2015	Year Ended November 30, 2014

Class K
Shares sold	275,216	152,413	$3,840,391	$2,040,991

Shares issued in reinvestment of dividends	12,709	8,918	178,814	112,637

Shares redeemed	(383,154)	(152,207)	(5,285,912)	(2,008,706)

Net increase (decrease)	(95,229)	9,124	$(1,266,707)	$144,922

Class I
Shares sold	1,274	10,589	$17,689	$151,800

Shares issued in reinvestment of dividends	1,634	1,088	23,168	13,835

Shares redeemed	(21,945)	(5,113)	(310,863)	(66,935)

Net increase (decrease)	(19,037)	6,564	$(270,006)	$98,700

NOTE G

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

AB VALUE FUND •	27

Notes to Financial Statements

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2015.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2015 and November 30, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$7,000,922	$5,302,172

Total taxable distributions paid	$7,000,922	$5,302,172

As of November 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,212,800
Accumulated capital and other losses	(90,679,864	)(a)
Unrealized appreciation/(depreciation)	23,932,046	(b)

Total accumulated earnings/(deficit)	$(61,535,018)

(a)

As of November 30, 2015, the Fund had a net capital loss carryforward of $90,679,864. During the fiscal year, the Fund utilized $48,148,876 of capital loss carryforwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of November 30, 2015, the Fund had a net short-term capital loss carryforward of $90,679,864 which will expire in 2017.

During the current fiscal year, there were no permanent differences that resulted in adjustments to undistributed net investment income, accumulated net realized loss on investment transactions, or additional paid-in capital.

28	• AB VALUE FUND

Notes to Financial Statements

NOTE J

New Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

AB VALUE FUND •	29

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 14.51	$ 12.93	$ 9.64	$ 8.61	$ 8.54

Income From Investment Operations
Net investment income(a)	.16	.20	.13	.15	.11
Net realized and unrealized gain (loss) on investment transactions	(.60)	1.51	3.32	1.01	.05

Net increase (decrease) in net asset value from operations	(.44)	1.71	3.45	1.16	.16

Less: Dividends
Dividends from net investment income	(.21)	(.13)	(.16)	(.13)	(.09)

Net asset value, end of period	$ 13.86	$ 14.51	$ 12.93	$ 9.64	$ 8.61

Total Return
Total investment return based on net asset value(b)	(3.07)%*	13.38%*	36.32%*	13.60%	1.81%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$54,560	$62,021	$61,455	$52,390	$58,822
Ratio to average net assets of:
Expenses	1.03%	1.04%	1.07%	1.11%	1.09%
Net investment income	1.15%	1.45%	1.18%	1.58%	1.23%
Portfolio turnover rate	91%	56%	55%	45%	64%

See footnote summary on page 36.

30	• AB VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Year Ended November 30,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 14.53	$ 12.94	$ 9.63	$ 8.59	$ 8.52

Income From Investment Operations
Net investment income(a)(c)	.15	.20	.13	.14	.10
Net realized and unrealized gain (loss) on investment transactions	(.60)	1.52	3.32	1.01	.05

Net increase (decrease) in net asset value from operations	(.45)	1.72	3.45	1.15	.15

Less: Dividends
Dividends from net investment income	(.19)	(.13)	(.14)	(.11)	(.08)

Net asset value, end of period	$ 13.89	$ 14.53	$ 12.94	$ 9.63	$ 8.59

Total Return
Total investment return based on net asset value(b)	(3.13)%*	13.39%*	36.29%*	13.53%	1.68%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,475	$2,605	$3,759	$3,955	$6,034
Ratio to average net assets of:
Expenses, net of waivers	1.08%	1.06%	1.11%	1.21%	1.18%
Expenses, before waivers	1.78%	1.76%	1.81%	1.91%	1.88%
Net investment income(c)	1.07%	1.47%	1.15%	1.46%	1.10%
Portfolio turnover rate	91%	56%	55%	45%	64%

See footnote summary on page 36.

AB VALUE FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 14.41	$ 12.84	$ 9.57	$ 8.53	$ 8.46

Income From Investment Operations
Net investment income(a)	.06	.10	.05	.08	.05
Net realized and unrealized gain (loss) on investment transactions	(.60)	1.52	3.30	1.01	.04

Net increase (decrease) in net asset value from operations	(.54)	1.62	3.35	1.09	.09

Less: Dividends
Dividends from net investment income	(.11)	(.05)	(.08)	(.05)	(.02)

Net asset value, end of period	$ 13.76	$ 14.41	$ 12.84	$ 9.57	$ 8.53

Total Return
Total investment return based on net asset value(b)	(3.77)%*	12.65%*	35.30%*	12.87%	1.00%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,571	$18,617	$17,983	$15,556	$16,939
Ratio to average net assets of:
Expenses	1.73%	1.74%	1.78%	1.83%	1.82%
Net investment income	.44%	.74%	.48%	.86%	.50%
Portfolio turnover rate	91%	56%	55%	45%	64%

See footnote summary on page 36.

32	• AB VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 14.55	$ 12.96	$ 9.66	$ 8.63	$ 8.57

Income From Investment Operations
Net investment income(a)	.21	.24	.17	.17	.14
Net realized and unrealized gain (loss) on investment transactions	(.62)	1.52	3.32	1.02	.04

Net increase (decrease) in net asset value from operations	(.41)	1.76	3.49	1.19	.18

Less: Dividends
Dividends from net investment income	(.25)	(.17)	(.19)	(.16)	(.12)

Net asset value, end of period	$ 13.89	$ 14.55	$ 12.96	$ 9.66	$ 8.63

Total Return
Total investment return based on net asset value(b)	(2.84)%*	13.76%*	36.78%*	13.98%	2.02%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$313,391	$324,882	$338,353	$273,267	$291,020
Ratio to average net assets of:
Expenses	.73%	.74%	.77%	.81%	.79%
Net investment income	1.45%	1.79%	1.49%	1.88%	1.55%
Portfolio turnover rate	91%	56%	55%	45%	64%

See footnote summary on page 36.

AB VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended November 30,
	2015		2014	2013	2012	2011

Net asset value, beginning of period	$ 14.34		$ 12.76	$ 9.52	$ 8.49	$ 8.44

Income From Investment Operations
Net investment income(a)	.11		.14	.10	.11	.08
Net realized and unrealized gain (loss) on investment transactions	(.60)		1.52	3.27	1.02	.04

Net increase (decrease) in net asset value from operations	(.49)		1.66	3.37	1.13	.12

Less: Dividends
Dividends from net investment income	(.16)		(.08)	(.13)	(.10)	(.07)

Net asset value, end of period	$ 13.69		$ 14.34	$ 12.76	$ 9.52	$ 8.49

Total Return
Total investment return based on net asset value(b)	(3.47	) %*	13.05%*	35.75%*	13.38%	1.33%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,127		$2,001	$1,885	$2,211	$2,908
Ratio to average net assets of:
Expenses	1.41%		1.42%	1.42%	1.42%	1.43%
Net investment income	.76%		1.07%	.87%	1.25%	.91%
Portfolio turnover rate	91%		56%	55%	45%	64%

See footnote summary on page 36.

34	• AB VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended November 30,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 14.27	$ 12.72	$ 9.50	$ 8.49	$ 8.43

Income From Investment Operations
Net investment income(a)	.15	.18	.13	.14	.11
Net realized and unrealized gain (loss) on investment transactions	(.59)	1.50	3.26	1.00	.04

Net increase (decrease) in net asset value from operations	(.44)	1.68	3.39	1.14	.15

Less: Dividends
Dividends from net investment income	(.21)	(.13)	(.17)	(.13)	(.09)

Net asset value, end of period	$ 13.62	$ 14.27	$ 12.72	$ 9.50	$ 8.49

Total Return
Total investment return based on net asset value(b)	(3.16)%*	13.37%*	36.20%*	13.58%	1.73%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,345	$12,200	$10,762	$6,235	$4,704
Ratio to average net assets of:
Expenses	1.11%	1.11%	1.11%	1.14%	1.12%
Net investment income	1.07%	1.36%	1.13%	1.57%	1.21%
Portfolio turnover rate	91%	56%	55%	45%	64%

See footnote summary on page 36.

AB VALUE FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended November 30,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 14.44	$ 12.86	$ 9.59	$ 8.57	$ 8.50

Income From Investment Operations
Net investment income(a)	.21	.24	.18	.18	.15
Net realized and unrealized gain (loss) on investment transactions	(.61)	1.52	3.29	1.01	.04

Net increase (decrease) in net asset value from operations	(.40)	1.76	3.47	1.19	.19

Less: Dividends
Dividends from net investment income	(.26)	(.18)	(.20)	(.17)	(.12)

Net asset value, end of period	$ 13.78	$ 14.44	$ 12.86	$ 9.59	$ 8.57

Total Return
Total investment return based on net asset value(b)	(2.81)%*	13.87%*	36.89%*	14.09%	2.14%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,048	$3,467	$3,004	$1,735	$1,887
Ratio to average net assets of:
Expenses	.69%	.68%	.68%	.71%	.69%
Net investment income	1.50%	1.79%	1.58%	1.98%	1.64%
Portfolio turnover rate.	91%	56%	55%	45%	64%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Net of fees and expenses waived by Distributor.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2015, November 30, 2014, November 30, 2013 and November 30, 2011 by 0.13%, 0.03%, 0.13% and 0.01%, respectively.

See notes to financial statements.

36	• AB VALUE FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AB Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Value Fund (the “Fund”) (formerly AllianceBernstein Value Fund), one of the series constituting AB Trust (formerly AllianceBernstein Trust), as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Value Fund, one of the series constituting AB Trust, at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 27, 2016

AB VALUE FUND •	37

Report of Independent Registered Public Accounting Firm

2015 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2015. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction.

For the taxable year ended November 30, 2015, the Fund designates $8,159,443 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2016.

38	• AB VALUE FUND

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph G. Paul(2), Senior Vice President

Christopher W. Marx(2), Vice President

Gregory L. Powell(2) , Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent	Transfer Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the U.S. Value Senior Investment Management Team. Messrs. Marx, Paul and Powell are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB VALUE FUND •	39

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	110	None

40	• AB VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 74 (2005)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership experience and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	110	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 73 (2001)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	110	None

AB VALUE FUND •	41

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He was a Director of The Merger Fund (registered investment company) since prior to 2011 until 2013. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	110	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 83 (2001)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	110	None

42	• AB VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	110	None

AB VALUE FUND •	43

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, ## 67 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	110	None

44	• AB VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 63 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	110	None

Earl D. Weiner, ## 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	110	None

AB VALUE FUND •	45

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

46	• AB VALUE FUND

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior March 2003.

Joseph G. Paul 55	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Christopher W. Marx 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Gregory L. Powell 57	Vice President	Senior Vice President of the Adviser, with which he has been associated since prior to 2011.

Emilie D. Wrapp 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abglobal.com, for a free prospectus or SAI.

AB VALUE FUND •	47

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AB Trust, Inc. (the “Trust”) in respect of AB Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

1	The information in the fee summary was completed on April 23, 2015 and discussed with the Board of Trustees on May 5-7, 2015.

2	Future references to the Fund do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

48	• AB VALUE FUND

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Fund	Category	Advisory Fee	Net Assets 3/31/15 ($MIL)
Value Fund	Value	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$422.1

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $51,316 (0.012% of the Fund’s average daily net assets) for such services.

3	Jones v. Harris at 1427.

4	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

AB VALUE FUND •	49

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year End
Value Fund	Advisor Class A Class B Class C Class R Class K Class I	0.74 1.04 1.76 1.74 1.42 1.11 0.68	% % % % % % %	November 30

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

50	• AB VALUE FUND

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.5 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AB Institutional fee schedule been applicable to the Fund based on the Fund’s March 31, 2015 net assets:6

Fund	Net Assets 3/31/15 ($MIL)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Effective Fund Adv. Fee
Value Fund	$422.1	U.S. Diversified Value	0.318%	0.550%
		0.65% on 1st $25 million
		0.50% on next $25 million
		0.40% on next $50 million
		0.30% on next $100 million
		0.25% on the balance
		Minimum Account Size: $25m

The adviser also manages the AB Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.7 Also shown are the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund based on March 31, 2015 net assets:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Value Fund	Value Portfolio	0.55% on first $2.5 billion	0.550%	0.550%
		0.45% on next $2.5 billion
		0.40% on the balance

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

AB VALUE FUND •	51

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships. Also shown are the Fund’s advisory fee and what would have been the effective advisory fees of the Fund had the fee schedules of the sub-advisory relationships been applicable to the Fund based on March 31, 2015 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Value Fund	Client #1[8],[9]	0.49% on 1st $100 million	0.319%	0.550%
		0.30% on next $100 million
		0.25% on the balance

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreement is generally confined to the services related to the investment process; in other words, it is not as comprehensive as the services provided to the Fund by the Adviser. In addition, to the extent that the sub-advisory relationship is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Fund’s contractual management

8	The Fund is an affiliate of the Adviser.

9	Assets are aggregated with other client portfolios for purposes of calculating the investment advisory fee.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

52	• AB VALUE FUND

fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”) and the Fund’s contractual management fee ranking.11,12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset size comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[13]	Lipper EG Median (%)	Lipper EG Rank
Value Fund	0.550	0.744	3/19

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.14 Set forth below is Lipper’s comparison of the Fund’s total expense ratio and the median of the Fund’s EG and EU. The Fund’s total expense ratio ranking is also shown.

Fund	Total Expense Ratio (%)[15]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Value Fund	1.036	1.100	5/19	1.138	20/72

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

13	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

AB VALUE FUND •	53

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

54	• AB VALUE FUND

During the Fund’s most recently completed fiscal year, ABI received from the Fund $3,107, $435,509 and $2,397 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.16

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $182,999 in fees from the Fund.

The Fund did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and

16	Effective March 1, 2016, ABI will implement a reduction to the Fund’s Class A distribution service payment rate from 0.30% to 0.25%.

AB VALUE FUND •	55

business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

56	• AB VALUE FUND

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended February 28, 2015.22

	Fund (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	11.77	11.89	11.85	11/19	43/83
3 year	17.02	16.65	16.65	7/19	30/77
5 year	13.29	13.11	13.71	8/16	43/68
10 year	4.55	6.02	6.56	12/12	52/54

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)23 versus its benchmark.24 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending February 28, 2015 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
Value Fund	11.77	17.02	13.29	4.55	5.46	16.48	0.26	10
Russell 1000 Value Index	13.49	18.11	15.51	7.21	7.22	15.56	0.43	10
Inception Date: March 29, 2001

20	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper.

21	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in a PU is somewhat different from that of an EU.

22	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

24	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2015.

25	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

AB VALUE FUND •	57

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2015

58	• AB VALUE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB VALUE FUND •	59

AB Family of Funds

NOTES

60	• AB VALUE FUND

AB VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

VAL-0151-1115

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global Value Fund	2014	$40,904	$—	$22,745
	2015	$—	$—	$—
AB International Value Fund	2014	$40,904	$—	$36,900
	2015	$42,143	$—	$53,579
AB Discovery Value Fund	2014	$36,325	$—	$24,705
	2015	$37,426	$—	$24,107
AB Value Fund	2014	$31,899	$—	$16,350
	2015	$32,865	$—	$18,631

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Value Fund	2014	$429,350	$22,745
			$—
			$(22,745)
	2015		$—
			$—
			$—
AB International Value Fund	2014	$443,505	$36,900
			$—
			$36,900
	2015	$468,824	$53,579
			$—
			$(53,579)
AB Discovery Value Fund	2014	$431,310	$24,705
			$—
			$(24,705)
	2015	$439,352	$24,107
			$—
			$(24,107)
AB Value Fund	2014	$422,955	$16,350
			$—
			$(16,350)
	2015	$433,876	$18,631
			$—
			$(18,631)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Trust

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: January 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: January 20, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: January 20, 2016